UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
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CapitalSource Inc.

(Name of Registrant as Specified in Its Charter)

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TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1 -- ELECTION OF DIRECTORS
PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.
PROPOSAL 3 -- AMENDMENT OF THE COMPANY’S THIRD AMENDED AND RESTATED EQUITY INCENTIVE PLAN AND RE-APPROVAL OF CERTAIN MATERIAL TERMS RELATING TO PERFORMANCE-BASED COMPENSATION
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENTS OF SECTIONS 4.1, 5.2, 6.3, AND 15.2.2 AND RE-APPROVAL OF THE PERFORMANCE TERMS OF THE COMPANY’S THIRD AMENDED AND RESTATED EQUITY INCENTIVE PLAN.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED
NONQUALIFIED DEFERRED COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
DIRECTOR COMPENSATION (for the fiscal year ended December 31, 2009)
OUTSTANDING DIRECTOR EQUITY AWARDS AT FISCAL YEAR-END (for the fiscal year ended December 31, 2009)
EQUITY COMPENSATION PLAN INFORMATION
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
OTHER MATTERS

Office of the Executive Chairman

March 19, 2010

Dear Stockholder:

On behalf of your Board of Directors and management, we cordially invite you to attend the Annual Meeting of Stockholders to be held on April 29, 2010, at 8:00 a.m. at the Embassy Suites Hotel, 4300 Military Road NW, Washington, D.C. 20015.

There will be three proposals to be acted upon at the 2010 Annual Meeting, each of which is described in detail in our proxy statement and related materials. Your Board of Directors believes that these proposals are in the best interests of the Company and its stockholders and recommends that you vote in favor of them.

Your vote is very important. Whether or not you plan to attend the 2010 Annual Meeting in person, please vote your shares by telephone or over the Internet as described in the Notice as promptly as possible. You also may request a paper proxy card to submit your vote by mail if you prefer, although we encourage you to vote by telephone or over the Internet because it will save the Company printing costs and postage fees. If you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.

Thank you for your continued support.

Cordially,

John K. Delaney, Executive Chairman

Steven A. Museles, Co-Chief Executive Officer

James J. Pieczynski, Co-Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On April 29, 2010

To Our Stockholders:

The 2010 Annual Meeting of Stockholders of CapitalSource Inc. will be held at the Embassy Suites Hotel, 4300 Military Road NW, Washington, D.C. 20015, 8:00 a.m., local time, on April 29, 2010 for the following purposes:

(1)	to consider and act upon a proposal to elect three directors to the Company’s Board;

(2)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010;

(3)	to approve amendments to the Company’s Third Amended and Restated Equity Incentive Plan and to reapprove material terms of performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986; and

(4)	to transact such other business, if any, as may properly come before the meeting.

The Board of Directors set the close of business on March 5, 2010, as the record date to determine the stockholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

Stockholders are cordially invited to attend the 2010 Annual Meeting. Attendance at our 2010 Annual Meeting will be limited to persons presenting a Notice or proxy card (if you received one), and picture identification. If you hold shares through an intermediary, such as a broker, bank or other nominee, you must present proof of ownership at the meeting. Proof of ownership could include a proxy from your broker, bank or other nominee or a copy of your account statement. Attendance at our 2010 Annual Meeting will be limited to persons presenting a Notice or proxy card (if you received one) and picture identification.

Your vote is extremely important. We appreciate your taking the time to vote promptly. After reading the proxy statement, please vote, at your earliest convenience by telephone or Internet, or completing, signing and returning by mail a proxy card (if you received one). If you decide to attend the 2010 Annual Meeting and would prefer to vote by ballot, your proxy will be revoked automatically and only your vote at the annual meeting will be counted. YOUR SHARES CANNOT BE VOTED UNLESS YOU VOTE BY: (i) TELEPHONE, (ii) INTERNET, (iii) COMPLETING, SIGNING AND RETURNING A PAPER PROXY CARD (IF YOU RECEIVED ONE) BY MAIL, OR (iv) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON. Please note that all votes cast via telephone or the Internet must be cast prior to 11:59 p.m. Eastern Time on April 28, 2010

By Action of the Board of Directors

Joseph Turitz
General Counsel and Corporate Secretary

4445 Willard Avenue, 12th Floor
Chevy Chase, Maryland 20815
March 19, 2010

PROXY STATEMENT

2010 ANNUAL MEETING OF STOCKHOLDERS

April 29, 2010

We are providing these proxy materials in connection with the solicitation of proxies by the Board of Directors of CapitalSource Inc. for the 2010 Annual Meeting of Stockholders to be held on April 29, 2010 at 8:00 a.m. at the Embassy Suites Hotel, 4300 Military Road NW, Washington, D.C. 20015 and at any adjournment or postponement thereof. As a stockholder, you are invited to attend the 2010 Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Internet Availability of Proxy Materials

Under the rules of the Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our stockholders on the Internet, rather than mailing paper copies of the materials (including our 2009 Annual Report on Form 10-K) to each stockholder. As a result, unless you previously elected to receive paper copies or request them this year, you will not receive paper copies of these proxy materials. We are sending to our stockholders (other than those that previously elected to receive paper copies) a Notice of Internet Availability of Proxy Materials (“Notice”), which will instruct you as to how you may access and review the proxy materials over the Internet. The Notice will also instruct you as to how you may access your proxy card to vote your shares by telephone or over the Internet. If you would like to receive a paper copy of our proxy materials, free of charge, please follow the instructions included in the Notice.

It is anticipated that the Notice will be mailed to stockholders on or about March 19, 2010.

Who Can Vote

Stockholders of record on March 5, 2010 may attend and vote at the 2010 Annual Meeting or have their votes by proxy counted if they do not attend in person. On that date, there were 322,800,506 shares of common stock outstanding and entitled to vote. Each share is entitled to one vote on each matter presented. The presence, in person or by proxy, of the holders of a majority in voting power of the shares of capital stock outstanding on March 5, 2010 and entitled to vote at the 2010 Annual Meeting will constitute a quorum to conduct business. Shares represented by proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present at the meeting. Shares held in a broker’s account that are voted by the broker or other nominee on some but not all matters will be treated as shares present for purposes of determining the presence of a quorum.

A list of stockholders entitled to vote at the 2010 Annual Meeting will be open to examination by any stockholder, for any purpose germane to the 2010 Annual Meeting, at our corporate headquarters during normal business hours for a period of ten days before the 2010 Annual Meeting and during the 2010 Annual Meeting.

Voting Procedures

You may vote your shares of CapitalSource stock by any of the following methods:

By Telephone or the Internet — Stockholders can vote their shares via telephone or the Internet as instructed in the Notice. The telephone and Internet procedures are designed to authenticate a stockholder’s identity, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded.

The telephone and Internet voting facilities will close at 11:59 P.M. Eastern Time, on April 28, 2010.

By Mail — Stockholders that receive a paper proxy card may vote by mail by completing, signing and dating their proxy cards and mailing them in the pre-addressed envelopes that accompany the delivery of paper proxy cards. Proxy cards submitted by mail must be received by April 28, 2010, or the deadline imposed by your bank, broker or other agent for your shares to be voted.

In Person — Shares held in your name as the stockholder of record may be voted by you in person at the 2010 Annual Meeting. Shares held beneficially in street name may be voted by you in person at the 2010 Annual Meeting only if you provide at the meeting a legal proxy from the bank, broker or other agent that holds your shares giving you the right to vote the shares.

Shares represented by proxies will be voted as directed by the stockholder. Unless you direct otherwise, if you grant a proxy, your shares will be voted as follows:

(1) FOR the Board’s three nominees for the Board of Directors;

(2) FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2010;

(3) FOR approval of the amendments to the Company’s Third Amended and Restated Equity Incentive Plan and to reapprove material terms of performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986; and

(4) in the discretion of the proxy holder, on any other matter to be presented at the 2010 Annual Meeting.

You may revoke any proxy you grant at any time prior to its exercise by: (1) submitting a new proxy with a later date, including a proxy given over the Internet or by telephone; (2) notifying our Corporate Secretary in writing of your revocation of the prior proxy before the 2010 Annual Meeting; or (3) voting in person at the 2010 Annual Meeting. If you are a beneficial owner of shares held in street name, you may change your vote by submitting new voting instructions to your bank, broker or other agent following the instructions they provide, or, if you have obtained a legal proxy from your bank, broker or other agent giving you the right to vote your shares, by attending the 2010 Annual Meeting and voting in person. Any stockholders owning shares in street name who wish to revoke voting instructions previously given to their broker, bank or other nominee should contact such broker, bank or other nominee for further instructions.

PROPOSAL 1 — ELECTION OF DIRECTORS

Board of Directors

Currently, our Board of Directors is composed of 10 directors, divided into three classes, with all directors elected to serve for three-year terms. One of our directors, Lawrence C. Nussdorf, is retiring from the Board upon conclusion of his term at the 2010 Annual Meeting. Accordingly, the Board will consist of 9 directors following the 2010 Annual Meeting. The Board held 26 meetings during 2009 and each of the continuing directors attended at least 75% of the meetings of the Board and applicable committees of the Board held during his or her term of service. In accordance with the Company’s policy on director attendance at annual meetings, all of our continuing directors who then served on the Board attended last year’s annual meeting.

The Board conducts its business through meetings of the Board and its committees, including the Audit Committee, the Compensation Committee, the Asset, Liability and Credit Policy Committee and the Nominating and Corporate Governance Committee. The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are each composed entirely of independent directors as required by the rules of the New York Stock Exchange (the “NYSE”).

Board Leadership Structure

Effective January 1, 2010, we formed an Office of the Chairman comprising our founder, Chairman of the Board and former CEO, John K. Delaney, as Executive Chairman, and Steven A. Museles and James J. Pieczynski, our Co-Chief Executive Officers and members of our Board. The Board has determined that combining the roles of Executive Chairman and Chairman of the Board of the Company is in the best interests of shareholders at this time. Mr. Delaney is uniquely situated given his role as Executive Chairman to guide the overall strategic direction of the Company and focus the Board on the risks that the Company faces as well as strategic opportunities for the Company.

Our Principles of Corporate Governance, which are available on our website, provide for a majority of directors to be independent from management and the appointment of an independent presiding director selected by and from the independent directors. Our Principles of Corporate Governance provide for our independent presiding director, among other responsibilities, to coordinate the activities of the independent directors, to serve as a liaison between the Chairman of the Board and the independent directors, to preside at executive sessions of the independent directors with authority to call additional executive sessions or meetings of the independent directors, to preside at Board meetings in the chairman’s absence, to approve agendas and schedules for Board meetings, and to be available for consultation and direct communication with major stockholders if requested.

Audit Committee

Our Audit Committee currently consists of William G. Byrnes, who serves as Chairman, Sara Grootwassink Lewis and Lawrence C. Nussdorf, and following the 2010 Annual Meeting our Audit Committee will consist of Mr. Byrnes, serving as Chairman, Ms. Grootwassink Lewis and C. William Hosler. Each of the foregoing current and prospective Audit Committee members has been determined by the Board to be independent under the independence standards adopted by the NYSE relative to all directors and under the independence standards adopted by the Securities and Exchange Commission (“SEC”) that are applicable only to audit committee members. A discussion of these standards is set forth below under “Corporate Governance — Independent Directors.” Our Audit Committee’s charter provides that the Audit Committee shall have a designated “audit committee financial expert” within the meaning of SEC rules. Our Board has determined that each of the current and prospective members of the Audit Committee qualifies as an audit committee financial expert.

The Audit Committee’s primary duties and assigned roles are to:

•	serve as an independent and objective body to monitor and assess our compliance with legal and regulatory requirements, our financial reporting processes and related internal control systems and the performance, generally, of our internal audit function;

•	oversee the audit and other services of our outside independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of our outside independent registered public accounting firm, which reports directly to the Audit Committee;

•	provide an open avenue of communication among our outside independent registered public accounting firm, accountants, financial and senior management, the internal auditing department, and our Board;

•	resolve any disagreements between management and our outside independent registered public accounting firm regarding financial reporting; and

•	consider and approve transactions between the Company and our directors, executive officers, nominees for directors or 5% or greater beneficial owners, any of their immediate family members or entities affiliated with them.

The Audit Committee met 9 times during 2009. The Audit Committee charter mandates that the Audit Committee approve all audit, audit-related, tax and other services conducted by our independent registered public accounting firm. The Audit Committee charter is posted on our website at http://www.capitalsource.com. You may also obtain a copy of the Audit Committee charter without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Corporate Secretary.

Compensation Committee

The Compensation Committee currently consists of Timothy M. Hurd, who serves as Chairman, Frederick W. Eubank, II and C. William Hosler, each of whom has been determined by the Board to be independent under the independence standards adopted by the NYSE relative to all directors. The Compensation Committee has the overall responsibility, power and authority to evaluate, approve and recommend to the Board the compensation of the Company’s directors and executive officers. Messrs. Delaney, Museles and Pieczynski review and make recommendations to the Compensation Committee regarding the compensation of the other named executive officers, but do not participate in decisions as to their own compensation.

The Compensation Committee retained Frederic W. Cook & Co., or FW Cook, an independent executive compensation consulting firm, during 2009, to evaluate alternatives for our Co-Chief Executive Officer compensation.

The Compensation Committee met 13 times during 2009. The Compensation Committee charter is posted on our website at http://www.capitalsource.com. You may also obtain a copy of the Compensation Committee charter without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Corporate Secretary.

Asset, Liability and Credit Policy Committee

In February 2010, the Credit Policy Committee of the Board was renamed the Asset, Liability and Credit Policy (“ALCP”) Committee. We now refer to this committee as the ALCP Committee for current and prior periods. Until February 4, 2010, the ALCP Committee consisted of Andrew B. Fremder, who served as Chairman, and Frederick W. Eubank, II. Since February 4, 2010, the ALCP Committee has consisted of, and currently consists of, Andrew B. Fremder, who serves as Chairman, John K. Delaney and Frederick W. Eubank, II. The purpose of the ALCP Committee is to oversee and review the Company’s asset, liability and credit risk management activities and strategies including the significant policies, procedures, and practices employed to manage these risks.

The ALCP Committee met 6 times during 2009. The ALCP Committee charter is posted on our website at http://www.capitalsource.com. You also obtain a copy of the ALCP Committee charter without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Corporate Secretary.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee currently consists of Andrew B. Fremder, who serves as Chairman, and Sara Grootwassink Lewis. Following the 2010 Annual Meeting, Ms. Grootwassink Lewis has been appointed to be the Chairman of the Nominating and Corporate Governance Committee. Each member has been determined by the Board to be independent under the independence standards adopted by the NYSE relative to all directors. The primary functions of the Nominating and Corporate Governance Committee are to:

•	identify individuals qualified to become Board members and determine whether each director and director nominee is qualified to be a Board member, in each case taking into consideration the qualification criteria set forth in its Charter;

•	recommend to the Board candidates for election or re-election to, or removal from, the Board;

•	consider and make recommendations to our Board concerning the size and composition of our Board;

•	consider from time to time the Board committee structure, duties, authorities and makeup;

•	recommend to the Board retirement policies and procedures affecting Board members; and

•	take a leadership role with respect to the development, implementation and review of our Company’s corporate governance.

The Nominating and Corporate Governance Committee assesses whether our directors and director candidates possess the experience, qualifications, attributes and skills to serve as directors, all in the context of an assessment of the perceived needs of the Board. For those director candidates that appear upon first consideration to meet the Nominating and Corporate Governance Committee’s criteria, it engages in further research to evaluate their candidacies. The Nominating and Corporate Governance Committee considers whether directors and director nominees bring diverse perspectives and life experiences to the Board and its charter sets forth criteria for the Committee to consider in evaluating current directors and potential director nominees including the following:

•	the highest level of personal and professional integrity and ethical character as well as reputations, both personal and professional, consistent with the image and reputation the Company seeks to uphold;

•	sound business judgment on, and creative and visionary approaches to, a broad range of issues;

•	financial literacy and a sound understanding of business strategy, business environment, corporate governance and board operations;

•	significant ability and experience, and proven superior performance, in relevant professional, policy or academic endeavors;

•	relevant leadership experience at a high level business, policy or leadership position in complex organizations, including medium to large companies, government, educational and other non-profit institutions;

•	expertise in accounting, finance, healthcare, financial institutions, compensation, governance, legal matters, regulated institutions or activities, strategy, industry knowledge and/or general business matters; and

•	the ability and commitment to serve on the Board for an extended period.

In making recommendations for director nominees for the annual meeting of stockholders, the Nominating and Corporate Governance Committee will consider any written suggestions of stockholders received by the Corporate Secretary of the Company by no later than 120 days prior to the anniversary of the Company’s proxy statement issued in connection with the prior year’s annual meeting of stockholders. Suggestions must be mailed to CapitalSource Inc., 4445 Willard Avenue, 12th floor, Chevy Chase, Maryland 20815, Attn: Corporate Secretary. The manner in which director nominee candidates suggested in accordance with this policy are evaluated does not differ from the manner in which candidates recommended by other sources are evaluated.

The Nominating and Corporate Governance Committee met 13 times during 2009. The Nominating and Corporate Governance Committee charter is posted on our website at http://www.capitalsource.com. You may obtain a copy of the Nominating and Corporate Governance Committee charter without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Corporate Secretary.

Corporate Governance

We are dedicated to establishing and maintaining high standards of corporate governance. Our executive officers and the members of our Board have worked together to construct a comprehensive set of corporate governance initiatives that we believe will serve the long-term interests of our stockholders and employees. As discussed in more detail below, we believe our corporate governance initiatives comply fully with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC adopted thereunder, as well as the corporate governance listing standards adopted by the NYSE and approved by the SEC. On an ongoing basis, our Board continues to evaluate our corporate governance principles and policies.

Independent Directors

For the Board to have a substantial degree of independence from management, a majority of directors must be independent of management, in both fact and appearance, and must satisfy the independence criteria of the NYSE and any other legal requirements.

The NYSE’s corporate governance listing standards include a requirement that a majority of directors of NYSE-listed companies be “independent.” For a director to be “independent” under these rules, the Board must affirmatively determine that the director has no material relationship with us, either directly or as a partner, stockholder, or officer of an organization that has a relationship with us. In addition, the NYSE’s rules set forth certain relationships between a director, or an immediate family member of a director, and the Company which would preclude the Board from determining a director to be independent.

To further assist the Board in evaluating the materiality of relationships for purposes of assessing the independence of incumbent directors and director nominees, the Board has adopted objective standards as permitted by the NYSE rules. The objective standards our Board has adopted do not override the NYSE’s rules on independence. A relationship that is not disqualifying under the NYSE standards will nevertheless be further evaluated against our objective standards in determining a director’s independence. Our objective standards provide that a director who served or has served as an executive officer of a charitable organization to which our contributions, in any of the past three fiscal years, do not exceed the greater of $1,000,000 or 2% of that organization’s consolidated gross revenues may be considered independent by the Board. In addition, the objective standards provide that lending and investment transactions between us and any of our directors (or their immediate family members) or any entity for which any of our directors (or their immediate family members) is an executive officer or general partner (any of the foregoing, a “Related Person”), or any other entity in which any one or more Related Persons individually or in the aggregate (aggregating the interests of all such persons), directly or indirectly, possesses a 10% or greater equity or voting interest or that is otherwise controlled by any one or more Related Persons individually or in the aggregate will be deemed by the Board not to be material if:

•	such transaction was made in the ordinary course of business and on substantially the same terms as those for comparable transactions with our unrelated clients;

•	with respect to extensions of credit, we followed credit underwriting procedures that were not less stringent than those for comparable transactions with our unrelated clients;

•	the maximum amount of funds proposed to be committed did not, at the time of the commitment, exceed 2% of our total consolidated assets; and

•	taken together with all funds proposed to be committed to a Related Person together with all entities associated with such Related Person as described above, the aggregate amount of funds proposed to be committed to such entities did not, at the time of the commitment, exceed 5% of our total consolidated assets.

Finally, under our objective standards other business relationships between us and any Related Person or entity associated with such Related Person as described above made in the ordinary course of business and on substantially the same terms as those for comparable transactions with our unrelated clients are deemed by the Board not to be material.

Except in the cases of Messrs. Delaney, Museles and Pieczynski, who are Company employees, the Board is not aware of any relationship between us and any of our directors other than those deemed not to be material in accordance with these objective standards. Accordingly, the Board has determined that all of the Board’s current non-management members are “independent” directors for the purposes of the NYSE’s rules and our objective standards.

SEC rules impose additional independence requirements for all members of the Audit Committee. These rules set forth two basic criteria. First, audit committee members are barred from accepting, directly or indirectly, any consulting, advisory or other compensatory fee from the company or its affiliates, other than in their capacities as members of the board of directors and any board committee of the Company or its subsidiaries. The second basic criterion for determining independence provides that a member of the audit committee of a listed company’s board may not be an affiliated person of the company or any subsidiary of the company apart from his or her capacity as a member of the board and any board committee. As noted above, Messrs. Byrnes, Nussdorf and Hosler and Ms. Grootwassink Lewis qualify as “independent” under these SEC rules.

Consistent with the NYSE’s corporate governance listing standards, our Principles of Corporate Governance call for the non-management directors to meet in regularly scheduled executive sessions without management. Mr. Byrnes served as the presiding independent director at the executive sessions held during 2009 and has been selected to serve as the presiding independent director at any executive sessions held in 2010.

Communicating with Your Board

Interested parties, including stockholders, may communicate their concerns directly to the full Board, the presiding independent director or the non-management directors as a group by writing to the Board of Directors, the presiding independent director or the non-management directors, c/o CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Presiding Director or Non-Management Directors c/o Corporate Secretary.

The Board’s Role in Risk Oversight

Our Board oversees an enterprise-wide approach to risk management designed to support the Company’s organizational and strategic objectives and enhance shareholder value. As part of its oversight function, the Board monitors how management operates the Company including the strategic, financial, operational and credit risk management activities at the Company. The involvement of the full Board in setting the Company’s business strategy each year and at Board meetings as appropriate is a fundamental part of its assessment of management’s tolerance for risk and also an indicator of what constitutes an appropriate level of risk for the Company.

While the Board has ultimate oversight responsibility for the Company’s risk management, various committees of the Board also play an active role in risk oversight.

The Audit Committee provides oversight with respect to financial and accounting risk, including internal controls, and operational and regulatory risk. The Audit Committee receives periodic risk assessment reports from the Company’s internal auditor and from the Company’s independent registered public accounting firm assessing the primary operational and financial risks facing the Company and management’s considerations for mitigating these risks. The Audit Committee also assesses the guidelines and policies that govern the processes for identifying and assessing significant financial and accounting risks and formulating and implementing steps to minimize such risks and exposures to the Company. The Audit Committee considers risks in the financial reporting and disclosure process and reviews policies on financial risk control assessment and accounting risk exposure. The Audit Committee meets with management, including our Chief Financial Officer, our internal auditor and our independent registered public accounting firm in executive sessions at least quarterly, and with our General Counsel as determined from time to time by the Audit Committee.

The Company also utilizes an internal Operating and Risk Committee comprising senior officers, that, among other things, oversees the development and maintenance of operational risk management policies and procedures, and reviews and monitors operational risks. The Operating and Risk Committee provides periodic reports to the Audit Committee.

The Audit Committee also supervises the internal audit function. Internal audit provides the Audit Committee with periodic assessments of the Company’s risk management processes and internal quality-control procedures. The Audit Committee periodically reviews the Company’s internal audit department, including its independence and reporting authority and obligations, the development of proposed audit plans for coming years, and the coordination of such plans through the independent auditor. The Audit Committee receives notification of material adverse findings from internal audits and a progress report at least quarterly on the proposed internal audit plan, as appropriate, with explanations for changes from the original plan. The Audit Committee reviews with management and the independent auditor their assessments of the adequacy of the Company’s internal control structure and procedures for financial reporting and the resolution of any identified material weaknesses or significant deficiencies in such internal control structure and procedures.

The ALCP Committee meets periodically but no less than quarterly and assists the Board in overseeing and reviewing the Company’s asset, liability and credit risk management and strategies, including the significant policies, procedures and practices employed to manage these risks. To assist the Board with its asset, liability and credit risk oversight, the ALCP Committee periodically reviews the Company’s liquidity and cash management, the quality of the Company’s investment portfolio, and the Company’s credit practices, policies and procedures. The ALCP Committee also reviews information regarding problem assets, portfolio concentrations and trends, and approves on behalf of the Board specified transactions above the loan hold limits established by the ALCP Committee as a ceiling on the approval authority of management’s Credit Committee.

In addition, the Compensation Committee provides oversight with respect to compensation matters to strive to create incentives that encourage a level of risk-taking behavior consistent with the Company’s business strategy. Management periodically assesses the Company’s compensation policies and practices to identify compensation-related risks and to recommend mitigants as appropriate.

Principles of Corporate Governance

Our Principles of Corporate Governance address a number of other topics, including:

•	director independence and qualification standards;

•	director responsibilities and continuing education;

•	director compensation;

•	director attendance and retirement;

•	management succession;

•	annual Board self-evaluations; and

•	director communication, committees and access to management.

Our entities other than CapitalSource Bank have from time to time in the past made, and we expect may from time to time in the future make, loans to or investments in the equity securities of, companies in which our directors, executive officers, nominees for directors or 5% or greater beneficial owners, their immediate family members or their affiliates have material interests. Our Board has delegated to the Audit Committee the authority to consider and approve transactions of these types. Our Audit Committee has provided a general approval for any transaction in which we purchase debt instruments from non-affiliated syndication agents or third parties other than the underlying obligors where we have no contact with the underlying affiliated obligors or counterparties, and for such selling entities also are not affiliated with us or the underlying affiliated obligors or counterparties and any subsequent amendments, waivers or consents with respect thereto provided that they are consummated through interaction only with non-affiliated third party agents or other lenders. Each of our related party loans and investments is required to be subject to the same due diligence, underwriting and rating standards as the loans and investments that we make to unrelated third parties.

Our Nominating and Corporate Governance Committee reviews the Principles of Corporate Governance on an annual basis, and the Board reviews and acts upon any proposed additions or amendments to the Principles of Corporate Governance as appropriate. The Principles of Corporate Governance are posted on our website at http://www.capitalsource.com. You may obtain a copy of our Principles of Corporate Governance without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Corporate Secretary.

Ethics Policy

Our Board and Audit Committee have also adopted a Code of Business Conduct and Ethics that applies to each of our directors, officers and employees and our other representatives and agents. This Code sets forth our policies and expectations on a number of topics, including:

•	compliance with laws, including insider trading;

•	preservation of confidential information relating to our business and that of our clients;

•	conflicts of interest;

•	reporting of illegal or unethical behavior or concerns regarding accounting or auditing practices;

•	corporate payments;

•	corporate opportunities; and

•	the protection and proper use of our assets.

We have “whistleblower” procedures for receiving and handling complaints from employees. As discussed in the Code, we have made available an e-mail address and a confidential telephone hotline for reporting illegal or unethical behavior as well as questionable accounting or auditing matters and other accounting, internal accounting controls or auditing matters. Any concerns regarding accounting or auditing matters reported via e-mail or to this hotline are communicated directly to the Audit Committee.

The Audit Committee reviews the Code on an annual basis, and the Board reviews and acts upon any proposed additions or amendments to the Code as appropriate. The Code is posted on our website at http://www.capitalsource.com. You may obtain a copy of the Code without charge by writing to: CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, Maryland 20815, Attn: Corporate Secretary. Any amendments to the Code, or waivers of the Code for executive officers or directors, will be posted on the Company’s website and similarly provided without charge upon written request to this address.

Approval of Proposal 1

The three nominees who receive the most affirmative votes will be elected as directors. For purposes of the vote on this proposal, abstentions and broker non-votes will not affect the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE ELECTION OF THE THREE NOMINEES TO SERVE AS DIRECTORS.

The ages as of March 15, 2010, principal occupations and business experience of the Board’s nominees and of the continuing directors are described below. Each of the directors other than Messrs. Delaney, Museles and Pieczysnki has been determined to be an independent director under the rules of the NYSE. The biographies of each of the nominees and continuing directors contain information about the person’s service as a director, business experience, director positions held currently or at any time during the past five years, and the experience, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and Board to determine that the person currently should serve as a director.

The following have been nominated for election at the 2010 Annual Meeting for a term that ends at the 2013 Annual Meeting:

Andrew B. Fremder

Mr. Fremder, 48, is the co-founder and has been President and member of the board of directors of East Bay College Fund, a private non-profit corporation, since April 2003. Mr. Fremder also served as a managing member and Chief Financial Officer of Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C., each a San Francisco based investment advisory firm, until 2003, and acted as a consultant to them through December 2008. Mr. Fremder has been a member of our Board since our inception in 2000. Mr. Fremder has extensive experience in corporate finance and investment, and has significant experience in the financial services industry and in a regulated institution.

C. William Hosler

Mr. Hosler, 46, is a private investor and consultant to Rockwood Capital, LLC, a San Francisco based privately held real estate investment firm Mr. Hosler served as Chief Financial Officer of the Marcus & Millichap Holding Companies, a privately held investment and real estate services company based in Palo Alto, California from January 2008 until November 2008. Prior to that, from June 2007 through December 2007 and July 2006 until June 2007 he was a consultant to and Chief Financial Officer of Mirion Technologies, a privately held radiation detection, measuring and monitoring company based in San Ramon, California. Previously, Mr. Hosler was Chief Financial Officer of Catellus Development Corporation starting in 1999 through its merger in September 2005 into Prologis, each a real estate development and operating company based in San Francisco, California and Denver, Colorado, respectively. From September 2005 until March 2006, Mr. Hosler worked at Prologis assisting on the transition resulting from such merger. Mr. Hosler has been a member of our Board since July 2007. Mr. Hosler also currently serves as a director of CapitalSource Bank. Mr. Hosler has a strong background in commercial real estate and has been the chief financial officer of several significant companies, including seven years as chief financial officer of a public, NYSE listed company.

James J. Pieczynski

James J. Pieczynski, 47, has served as a director and our Co-Chief Executive Officer since January 2010. Mr. Pieczynski previously served as our President — Healthcare Real Estate Business from November 2008 until January 2010, our Co-President — Healthcare and Specialty Finance from January 2006 until November 2008, Managing Director — Healthcare Real Estate Group from February 2005 through December 2005, and Director — Long Term Care from November 2001 through January 2005. Mr. Pieczynski served on the board of directors and audit committee of Florida East Coast Industries Inc., a Florida based real estate company, from June 2004 until June 2006. Mr. Pieczynski received his undergraduate degree from the University of Illinois, Urbana-Champaign. Mr. Pieczynski has strong executive experience in the healthcare real estate industry, with strong accounting and leadership skills.

The following directors are serving on the Board for a term that ends at the 2011 Annual Meeting:

Frederick W. Eubank, II

Mr. Eubank, 46, has been a Managing Partner of Pamlico Capital Management, LP, a private equity firm, since March 2010. From 1989 to 2010, Mr. Eubank served in various capacities at Wachovia Capital Partners, the principal investing arm of Wachovia Corporation, most recently as a Managing Partner from 2005 until March 2010. Mr. Eubank currently serves on the boards of directors of Comsys IT Partners, Inc., Windy City Investments Holdings, L.L.C., Windy City Investments, Inc. and Nuveen Investments, Inc., a Chicago based investment management firm. Mr. Eubank has been a member of our Board since our inception in 2000. Mr. Eubank has extensive experience in corporate finance and investment, and has significant experience in the financial services industry.

Timothy M. Hurd

Mr. Hurd, 40, has been a Managing Director of Madison Dearborn Partners, LLC, a Chicago based private equity investment firm, since 2000. Mr. Hurd currently serves on the board of directors of Windy City Investments Holdings, L.L.C., Windy City Investments, Inc. and Nuveen Investments, Inc., a Chicago based investment management firm. Mr. Hurd has been a member of our Board since our inception in 2000. Mr. Hurd has extensive investment experience in the financial services industry.

Steven A. Museles

Steven A. Museles, 46, has served as a director and our Co-Chief Executive Officer since January 2010. Mr. Museles previously served as our Executive Vice President, Chief Legal Officer and Secretary from our inception in 2000 until January 2010, and in similar capacities for CapitalSource Bank from July 2008 through December 2009. Mr. Museles received his undergraduate degree from the University of Virginia and his juris doctor degree from Georgetown University Law Center. Mr. Museles has extensive experience in corporate and securities laws, corporate finance and corporate governance matters and strong strategic planning skills.

The following directors are serving on the Board for a term that ends at the 2012 Annual Meeting:

William G. Byrnes

Mr. Byrnes, 59, has been a member of our board since October 2003. He has been a private investor since 2001. In September 2006, he co-founded, and is the Managing Member of, Wolverine Partners LLC, which operates MutualDecision.com, a mutual fund information website. Mr. Byrnes was a co-founder of Pulpfree, d/b/a BuzzMetrics, a consumer-generated media research and marketing firm, and served as its chairman from June 1999 to September 2005. Mr. Byrnes served on the board of directors and audit committees of Sizeler Property Investors, Inc., an equity real estate investment trust, from May 2002 to December 2006, La Quinta Corporation, a Dallas based lodging company, from May 1998 to January 2006 and Security Capital Preferred Growth, an real estate institutional fund, from April 1998 to May 2005. Mr. Byrnes currently is a member of the Board of Directors and audit committee of LoopNet, Inc., an information services provider to the commercial real estate industry. Mr. Byrnes has strong financial skills, has served on the board of directors and audit committees for several publicly traded companies and has extensive executive, capital markets and corporate governance experience.

John K. Delaney

John K. Delaney, 46, a co-founder of the company, has served as our Executive Chairman since January 2010, as a director and Chairman of our Board since our inception in 2000, and as our Chief Executive Officer from our inception in 2000 until January 2010. Mr. Delaney is also Chairman of the Board of Directors of CapitalSource Bank. Mr. Delaney received his undergraduate degree from Columbia University and his juris doctor degree from Georgetown University Law Center. Mr. Delaney has extensive executive experience in leading financial services companies, including experience in regulated financial institutions. Mr. Delaney has strong skills in corporate finance and strategic planning.

Sara Grootwassink Lewis

Ms. Grootwassink Lewis, 42, has been a member of our Board since April 2004. She is a private investor and served as the chief financial officer of Washington Real Estate Investment Trust from May 2002 through February 2009. She joined Washington Real Estate Investment Trust in December 2001 as Managing Director, Finance and Capital Markets. Ms. Grootwassink Lewis currently serves on the board of directors of PS Business Parks, Inc. an owner, operator and developer of commercial properties. Ms. Grootwassink Lewis is a chartered financial analyst. Ms. Grootwassink Lewis has served as the chief financial officer of a publicly traded company and has extensive experience in corporate finance and the real estate industry. Ms. Grootwasink Lewis has strong strategic planning and accounting skills.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010

The Audit Committee has appointed Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm for 2010. A representative of E&Y is expected to be present at the 2010 Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the appointment of E&Y as our independent registered public accounting firm is not required by our bylaws or otherwise. The Audit Committee, pursuant to its charter and the corporate governance rules of the NYSE, has sole responsibility for the appointment of the Company’s independent registered public accounting firm. However, the Board is submitting the appointment of E&Y to the stockholders for ratification as a matter of good corporate governance.

Approval of Proposal 2

Ratification of the appointment of E&Y as the Company’s independent registered public accounting firm for 2010 requires the affirmative vote of a majority of the votes cast on the proposal at the 2010 Annual Meeting by the stockholders entitled to vote. If this appointment is not ratified, the Audit Committee may reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Company and its stockholders. For purposes of the vote on this proposal, abstentions and broker non-votes will not affect the outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” RATIFICATION OF THE APPOINTMENT OF
ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR 2010.

PROPOSAL 3 — AMENDMENT OF THE COMPANY’S THIRD AMENDED AND RESTATED
EQUITY INCENTIVE PLAN AND RE-APPROVAL OF CERTAIN MATERIAL TERMS
RELATING TO PERFORMANCE-BASED COMPENSATION

We are asking our stockholders to approve amendments to Sections 4.1, 5.2, 6.3, and 15.2.2 of the Company’s Third Amended and Restated Equity Incentive Plan (the “Plan”) and to re-approve certain material terms relating to performance-based compensation under the Plan. If approved by our stockholders, the amendments would:

(1) increase the total number of shares of our common stock authorized and reserved for issuance under the Plan by 33 million shares;

(2) add additional performance-based criteria of earnings pre-provision for loan losses, earnings before interest expense, taxes, depreciation, amortization and provisions for loan losses, cash flow, economic value-added models or equivalent metrics, earnings before non-cash charges, reductions in costs; and one or more capital ratios, as well clarify how performance under performance goals may be measured;

(3) change the individual limits to 3.5 million shares for grants of stock options and stock appreciation rights (SARs) and 333,333 shares for awards other than stock options, stock appreciation rights, time-based restricted stock or time-based restricted stock units, in each case in any one calendar year; and

(4) extend the termination date of the Plan until 2020.

In order for us to be able to continue to pay performance-based compensation that meets the requirements of Section 162(m) of the Internal Revenue Code (the “Code”), we are also seeking re-approval by our stockholders of the material terms of performance-based equity compensation made under Section 162(m) of the Code that are authorized to be made pursuant to the terms of the Plan. The material terms of performance-based compensation are (i) eligibility for awards, (ii) individual grant limits on awards and (iii) the business criteria than can be used as performance goals for awards (the “Performance Terms”).

In addition, the Board has made certain other amendments and clarifying changes to the Plan which do not require approval by our stockholders, including, to:

(1) require that discretionary awards to outside directors must be approved by the Compensation Committee;

(2) require a minimum three-year vesting requirement for time-vested restricted stock and restricted stock unit awards and a one-year minimum vesting requirement for performance-vesting restricted stock and restricted stock unit awards, with up to five percent of shares available for issuance under the plan as of the date of the Company’s 2010 Annual Meeting carved-out from the foregoing minimum requirements; and

(3) provide that grantees may make arrangements satisfactory to the Company for direct payment from the proceeds of a sale of shares of stock subject to an award in connection with withholding obligations.

As of March 9, 2010, there were 13,758,744 shares of our common stock subject to outstanding grants and 3,268,357 shares available for future grants under the Plan. Included in the number of shares subject to outstanding grants are 7,799,848 shares subject to options with a weighted average exercise price of $5.65 and a weighted average remaining term of 2.35 years, and 5,958,896 restricted shares and restricted stock units.

The Board believes that our Plan is an important factor in attracting and retaining the high caliber employees and other service providers essential to our success, as its terms allow us to provide incentives that are linked directly to increases in stockholder value which benefit all of our stockholders. The Board has approved the amendments to the Plan to ensure that we will be able to use the Plan to make the types of awards, and covering the number of shares, as necessary to meet these objectives.

Stockholder approval of the amendments of Sections 4.1, 5.2 and 6.3 is required by the NYSE and approval of the amendments of Section 15.2.2 of the Plan and re-approval of the Performance Terms are required so that the Company can pay performance-based compensation that meets the requirements of Section 162(m) of the Code, which places limitations on the deductibility of executive compensation. If our stockholders do not approve the amendments to the Plan, Sections 4.1, 5.2, 6.3, and 15.2.2 of the Plan will continue in effect under the terms currently in place. The Board believes that approval of the amendments to Sections 4.1, 5.2, 6.3, and 15.2.2 of the Plan and re-approval of the Performance Terms of the Plan are in the best interests of the Company and its stockholders.

The material features of the Plan, as proposed to be amended and restated, are summarized below. The following summary does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Plan, which is included hereto as Appendix A.

General

As of March 9, 2010, the total number of shares available for issuance under the Plan was 3,268,357, subject to increase upon future forfeitures of awards under the Plan. Upon stockholder approval of the amendments to the Plan, the total number of shares reserved and available for issuance will be increased by 33,000,000. Any shares that may be issued under the Plan to any person pursuant to an option or SAR are counted against this limit as one (1) share for every one (1) share granted. Any shares that may be issued under the Plan to any person, other than pursuant to an option or SAR, will be counted against this limit as one and one-half (11/2) shares for every one (1) share granted. The maximum number of shares of stock that may be issued to any person in one calendar year as options or SARs is 3.5 million, and the maximum number shares of stock that can be issued to any person in one calendar year other than in the form of options, SARs or time-vested restricted stock or time-vested restricted stock units is 333,333. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $5 million and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period that is longer than one year by any one person is $5 million.

As of March 9, 2010, the closing price of the Company’s common stock was $5.75 as reported on the NYSE. Also as of March 9, 2010, there were six executive officers, 636 other employees and 12 non-employee directors of the Company and its subsidiaries who were eligible to participate in the Plan. Because participation and the types of awards under the Plan are discretionary, the benefits or amounts that will be received by any participant or groups of participants if the amendment of the Plan is approved are not currently determinable.

Purpose

The purpose of the Plan is to enable us to attract and retain highly qualified personnel who will contribute to our success and to provide incentives to employees and other service providers that are linked directly to increases in stockholder value and will therefore inure to the benefit of all of our stockholders.

Administration

The Plan is administered by the Compensation Committee of our Board. Subject to the terms of the Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the Plan. The Board may also appoint one or more separate committees of the Board, comprising directors who may not be outside directors, who may administer the Plan with respect to, and grant awards under the Plan to, employees or other service providers who are not required to file reports under Section 16(a) of the Exchange Act (“Reporting Persons”) or directors. The Compensation Committee may delegate to one or more executive officers the authority to grant awards to individuals other than Reporting Persons or directors.

Source of Shares

The common stock issued or to be issued under the Plan consists of authorized but unissued shares. If any shares covered by an award are not purchased or are forfeited, if an award is settled in cash or if an award otherwise terminates without delivery of any shares, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Plan as one (1) share if such shares were subject to option or SAR grants, and as one and one-half (1 1/2) shares if such shares were subject to awards other than option or SAR grants.

Eligibility

Awards may be made under the Plan to our or our affiliates’ employees or directors, consultants or advisers providing services to us or our affiliates and to any other individual whose participation in the Plan is determined to be in our best interests by our Board.

Amendment or Termination of the Plan

While our Board may terminate or amend the Plan at any time, no amendment may adversely impair the rights of grantees with respect to outstanding awards. In addition, an amendment will be contingent on approval of our stockholders to the extent required by law or if the amendment would materially increase the benefits accruing to participants under the Plan, materially increase the aggregate number of shares of stock that may be issued under the Plan, or materially modify the requirements as to eligibility for participation in the Plan. Unless terminated earlier, the Plan as amended will terminate in 2020, but will continue to govern unexpired awards.

Options

The Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Code, referred to as incentive stock options, and stock options that do not qualify as incentive stock options, referred to as non-qualified stock options.

The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant as determined pursuant to the Plan. If we were to grant incentive stock options to any 10% stockholder, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. We may grant options in substitution for options held by employees of companies that we may acquire. In this case, the exercise price would be adjusted to preserve the economic value of the employee’s stock option from his or her former employer. Such options granted in substitution shall not count against the shares available for issuance under the Plan.

The term of each stock option may not exceed ten years from the date of grant. The Company determines at what time or times each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options may be made exercisable in installments. The exercisability of options may be accelerated by the Company. The exercise price of an option may not be amended or modified after the grant of the option, and an option may not be surrendered in consideration of or exchanged for cash, other types of awards or a grant of a new option having an exercise price below that of the option which was surrendered or exchanged.

In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering shares of our common stock (which if acquired from us have been held by the optionee for at least six months) or by means of a broker-assisted cashless exercise.

Stock options granted under the equity incentive plan may not be sold, transferred, pledged, or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns and for charitable contributions.

Other Awards

The following may also be awarded under the Plan:

•	shares of common stock subject to vesting restrictions;

•	common stock units, which are the conditional right to receive a share of stock in the future, subject to restrictions, including vesting restrictions;

•	unrestricted shares of common stock, which are shares of common stock issued at no cost or for a purchase price which are free from any restrictions under the Plan;

•	dividend equivalent rights entitling the grantee to receive credits for dividends that would be paid if the grantee had held a specified number of shares of common stock;

•	a right to receive a number of shares or an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a specified period; and

•	performance-based and non-performance-based incentive awards, ultimately payable in stock or cash, which may be multi-year and/or annual incentive awards subject to achievement of specified performance goals tied to business criteria described below.

Business Criteria

If the Company establishes performance goals for awards that are intended to comply with Section 162(m) of the Code for grants to covered employees, the Company will use one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total stockholder return and earnings per share criteria): total stockholder return; total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; net income; pretax earnings and/or earnings pre-provisions for loan losses; earnings before interest expense and taxes; earnings before interest expense, taxes, depreciation and amortization and/or provisions for loan losses; pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; operating margin; earnings per share; return on equity; return on assets; return on capital; return on investment; operating earnings; working capital; ratio of debt to stockholders’ equity; revenue; book value; cash flow; economic value-added models or equivalent metrics; earnings before non-cash charges; reductions in costs; and one or more capital ratios. Such business criteria may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company (except with respect to total shareholder return and earnings per share criteria), or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Company may also exclude charges related to an event or occurrence which the Company determines should appropriately be excluded, including (a) restructurings, discontinued operations, reserves or allowances for loan losses, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of or accounting changes in accordance with the U.S. generally accepted accounting principles or tax changes.

The Performance Terms described throughout this proposal must be approved by the shareholders at least every five years as required by Section 162(m) of the Code. Approval of the Performance Terms will restart the period for reapproval for an additional five years.

Adjustments for Stock Dividends and Similar Events

The Company will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Plan, including the individual limitations on awards, to reflect stock dividends, stock splits, spin-offs and other similar events.

Approval of Proposal No. 3

Approval of the amendments to Sections 4.1, 5.2, 6.3, and 15.2.2 of the Plan and re-approval of the Performance Terms each requires the affirmative vote of a majority of the votes cast on the proposal at the 2010 Annual Meeting by holders of our voting securities; provided that the total vote cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal. For purposes of the vote on this proposal, abstentions will have the same effect as votes against the proposal and broker non-votes will not have any effect on the result of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” APPROVAL OF THE AMENDMENTS OF SECTIONS 4.1, 5.2, 6.3, AND 15.2.2 AND RE-APPROVAL OF THE PERFORMANCE TERMS OF
THE COMPANY’S THIRD AMENDED AND RESTATED
EQUITY INCENTIVE PLAN.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time, our entities other than CapitalSource Bank have entered into transactions with our directors, executive officers, nominees for directors or 5% or greater beneficial owners, their immediate family members or entities affiliated with them. These transactions have been approved to the extent applicable in accordance with our policies described above.

Option Grant by Officers

In December 2002, to provide additional incentives to two of our employees, including our current Co-CEO James J. Pieczynski, Mr. Delaney and Mr. Jason M. Fish, our former Chief Investment Officer and former director, granted us an option to purchase 105,000 shares of our common stock held by them at a price of $8.52 per share; and, in turn, we entered into reciprocal agreements with Mr. Pieczysnki and the other employee, providing for the grant of options to purchase an identical number of shares at the same price. The options we granted to them vested 20% on the date of grant and vested in equal installments over the next four anniversaries of the grant date, and will expire in December 2012 if not previously exercised. In connection with our earnings and profits dividend paid in February 2006, the total number of shares underlying the option and the exercise price were adjusted to 114,187 and $7.83, respectively. We have agreed that we will not exercise our option from Messrs. Delaney and Fish except to acquire shares for delivery upon an exercise by one of the employees of the mirror option. We did not acquire any shares from Messrs. Delaney and Fish in connection with any exercises of this option during 2009.

Shareholder Registration Rights

Certain of our existing stockholders, including Mr. Delaney as well as certain affiliates of Madison Dearborn Partners, LLC and Wachovia Capital Partners 2000, LLC, are entitled to certain rights with respect to the registration of their shares of our common stock under the Securities Act pursuant to a registration rights agreement that we entered into with them prior to our initial public offering. All of these shares currently are tradable, subject to compliance with applicable provisions of Rule 144 under the Securities Act, and any shares that would be registered pursuant to the agreement would become freely tradable without restriction under the Securities Act.

Separation and Consulting Agreements

In March 2009, we entered into a separation and consulting agreement with Mr. Thomas A. Fink. Mr. Fink served as our Senior Vice President and Chief Financial Officer from May 2003 until May 2009 and as our Senior Vice President until June 2009. Under the agreement, Mr. Fink was to be paid $30,333 per month to assist us in such matters as requested by our Chief Executive Officer. Pursuant to the agreement, the Company paid $2,988,209 million for the benefit of Mr. Fink in June 2009. In addition, under the agreement we provided certain benefits to Mr. Fink for use in connection with his consulting services, including use of e-mail, cell phone and an office. The consulting agreement with Mr. Fink was terminated on July 20, 2009.

In November 2009, we entered into separation and consulting agreements with Mr. Dean Graham, our former President and Chief Operating Officer through December 30, 2009. Mr. Graham received a severance payment of $3,975,000 from the Company, and, other than options to purchase 350,000 shares of the Company’s common stock which were forfeited by Mr. Graham, all of his unvested equity awards became vested on December 30, 2009. Under the one-year consulting agreement, Mr. Graham will be paid $750,000 in equal quarterly payments to assist us in such matters as requested by our Chairman or either Co-Chief Executive Officer, and we will provide certain benefits to Mr. Graham for use in connection with his consulting services, including an office and support staff.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee comprises Timothy M. Hurd, Chairman, Frederick W. Eubank, II and C. William Hosler. No member of the Compensation Committee was an officer or employee of the Company or any subsidiary of the Company during fiscal year 2009.

Loans to or Investments Made in Portfolio Companies of Affiliates of Compensation Committee Members and other Related Party Transactions

Messrs. Hurd, Eubank and Hosler are members of the Compensation Committee. Mr. Hurd is a Managing Director of Madison Dearborn Partners, LLC. Mr. Eubank is a Managing Partner of Pamlico Capital Management, LP, and during 2009 was a Managing Partner of Wachovia Capital Partners. Mr. Hosler is a private investor and consultant to Rockwood Capital, LLC. Our entities other than CapitalSource Bank have from time to time in the past made, and may from time to time in the future make, loans to, or investments in the equity securities of, companies in which these Compensation Committee members or their affiliates have material interests. Our policies and procedures for consideration and approval of these types of transactions are described above under “Proposal 1 — Corporate Governance.”

Below is a list of the transactions we have entered into with entities affiliated with a member of the Compensation Committee or 5% or greater beneficial owners of our common stock that were outstanding at times from January 1, 2009 through February 28, 2010. All of these transactions have been approved in accordance with our policies described above. There were no other transactions since the beginning of fiscal year 2009 that required Board approval under such policies or where such required approval was not obtained.

In November 2007, we purchased (at a discount) a term loan and a revolving loan to Nuveen Investments, Inc., a company in which affiliates of Madison Dearborn Partners, LLC hold an interest. In March 2008, we increased our revolving loan by purchasing from an unaffiliated third party a $10.0 million commitment under Nuveen’s revolving credit facility. During 2009, the aggregate amount of principal paid under the term loan was $1.18 million, and the largest aggregate amount of principal outstanding under these loans at any one time was $37.9 million. As of February 28, 2010, the aggregate principal amount outstanding under these loans was $36.7 million. For the year ended December 31, 2009, we recognized $1.7 million of interest and fees related to these loans.

In February 2007, we purchased a revolving loan to The Yankee Candle Company, Inc., a company in which affiliates of Madison Dearborn Partners, LLC hold an interest. During 2009, the largest amount of principal outstanding under the loan at any one time was $11.2 million. As of February 28, 2010, the principal amount outstanding under this loan was $6.1 million. For the year ended December 31, 2009, we recognized $0.2 million of interest and fees related to this loan.

In February 2006, we made a term loan to Gartrell Holdings I, LLC, a company in which affiliates of Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C. hold an interest. In November 2008, Gartrell exercised its contractual option under the loan agreement to extend the maturity date to February 27, 2010. During 2009, the aggregate amount of principal paid under the loan was $0.4 million, and the largest amount of principal outstanding under the loan at any one time was $11.4 million. As of February 28, 2010, this loan had matured and was outstanding in the principal amount of $10.9 million. For the year ended December 31, 2009, we recognized $0.9 million of interest and fees related to this loan.

In January 2006, we made a term loan and a revolving loan to Flatiron Re Ltd., a company in which affiliates of Farallon Capital Management, L.L.C. and Farallon Partners, L.L.C. hold an interest. During 2009, the aggregate amount of principal repaid under the term loan was $0.9 million, and the largest aggregate amount of principal outstanding under these loans at any one time was $0.9 million. For the year ended December 31, 2009, we recognized $0.1 million of interest and fees related to these loans, and the term loan was repaid and the revolving facility was terminated in February 2009. In connection with these loans we also committed to make a $10.0 million equity investment of which we had funded up to $9.2 million. During 2009, in connection with repurchases of outstanding equity interests from all holders thereof pursuant to the terms of the equity investment agreement, Flatiron repurchased an aggregate of $3.9 million of our equity investment. As of February 28, 2010, we had $0.3 million of our equity investment outstanding. There was no dividend income recognized in 2009 related to this equity investment.

In March 2007, we purchased (at a discount) a revolving loan to Express Energy Services Operating, LP (“Express”), a company in which an affiliate of Wachovia Capital Partners 2000, LLC holds an interest. The loan was repaid and the revolving facility was terminated in July 2008. In August 2008, we purchased from unaffiliated third parties (at a discount) a $12.0 million commitment under Express’ term loan facility. In November and December 2008, we purchased from unaffiliated third parties (at discounts) $4.0 million, and $5.0 million commitments, respectively, under Express’ term loan facility. During 2009, the aggregate amount of principal paid under the term loan was $1.1 million, and the largest aggregate amount of principal outstanding under the term loan at any one time was $20.6 million. In November 2009, we sold our interest in the Express term loan facility. For the year ended December 31, 2009, we recognized $0.7 million of interest and fees related to the term loan.

In February 2007, we made a term loan and a revolving loan to Integrated Broadband Services, LLC, a company in which an affiliate of Wachovia Capital Partners 2000, LLC holds an interest. In October 2008, we amended these loans to increase the principal amount of the term loan and the interest rates on the loans. During 2009, the aggregate amount of principal paid under the term loan was $2.3 million, and the largest aggregate amount of principal outstanding under theses loans at any one time was $29.6 million. As of February 28, 2010, the aggregate principal amount outstanding under these loans was $27.3 million. For the year ended December 31, 2009, we recognized $2.8 million of interest and fees related to these loans.

REPORT OF THE AUDIT COMMITTEE

As discussed above, the Audit Committee serves as an independent and objective body to monitor and assess our financial reporting practices and the quality and integrity of our financial reports, including compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of the Company’s internal audit function. The Audit Committee is solely responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is also responsible for reviewing compliance with the Company’s Code of Business Conduct and Ethics, or Code, and assuring appropriate disclosure of any waiver of or change in the Code for the Co-Chief Executive Officers and other senior officers, reviewing the Code on a regular basis and proposing or adopting additions or amendments to the Code as appropriate. In connection with the Code, the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under a formal written charter that has been adopted by the Board of Directors and is available on the Company’s internet website at http://www.capitalsource.com.

The Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management or the independent registered public accounting firm, nor can the Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm on the basis of the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Committee’s members in business, financial and accounting matters.

During fiscal years 2009 and 2008, the Company’s independent registered public accounting firm, Ernst & Young or E&Y, rendered services to the Company for the following fees:

	2009	2008
	($ in thousands)

Audit Fees	$4,423	$3,870
Audit-Related Fees(1)	927	2,023
Tax Fees(2)	1,479	184
All Other Fees(3)	—	—

Total	$6,829	$6,077

(1)	Audit-Related Fees relate to consultation on financial accounting and reporting issues and standards, to the extent the provision of such services by the independent registered public accounting firm is not required for compliance with the standards of the Public Company Accounting Oversight Board (United States); the

performance by the independent registered public accounting firm of agreed-upon procedures in connection with certain debt transactions; the audit of our 401(k) plan; the audit of the financial statements of a carve-out entity and assistance with and related review of documents filed with the Securities and Exchange Commission; attest services that are not required by statute or regulation, such as agreed-upon procedures reports issued annually to satisfy certain debt terms; and due diligence and accounting consultations in connection with mergers and acquisitions.

(2)	Tax Fees relate to tax compliance, tax planning and advice.

(3)	There were no services rendered other than those identified in the above categories.

The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, particular services or categories of services have been pre-approved, subject to a specific budget. At least annually, the Audit Committee reviews and approves the list of pre-approved services and the threshold estimates of cost of performance of each. The independent registered public accounting firm is required to provide detailed information regarding the services and an estimate of the costs of performance before commencing any work. Under its pre-approval policy, the Audit Committee may delegate pre-approval authority for audit related or non-audit services not exceeding $100,000 to one of its members. The Audit Committee has delegated this authority to Mr. Byrnes. In determining whether a service may be provided pursuant to the pre-approval policy, consideration is given to whether the proposed service would impair the independence of the independent registered public accounting firm.

The Audit Committee has received from E&Y written disclosures and the letter regarding E&Y’s independence as set forth in applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with E&Y its independence. The Audit Committee has considered whether the provision of non-audit services by E&Y is compatible with maintaining E&Y’s independence. The Audit Committee also has discussed with E&Y the matters required to be discussed by U.S. Auditing Standards, including the selection of and changes in the Company’s significant accounting policies, the basis for management’s accounting estimates, E&Y’s conclusions regarding the reasonableness of those estimates, and the disclosures included in the financial statements. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and management’s assessment of the effectiveness of the Company’s internal controls over financial reporting and E&Y’s audit of the effectiveness of those internal controls with the internal auditors, E&Y, and management.

The Audit Committee met with management, the Company’s internal auditors and representatives of E&Y in connection with its review of the Company’s audited consolidated financial statements for the year ended December 31, 2009. Based on such review and discussion, and based on the Audit Committee’s reviews and discussions with E&Y regarding its independence under applicable requirements of the Public Company Accounting Oversight Board and the matters required to be discussed under U.S. Auditing Standards, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K, and the Board approved that recommendation.

Audit Committee

William G. Byrnes, Chairman
Sara Grootwassink Lewis
Lawrence C. Nussdorf

COMPENSATION DISCUSSION AND ANALYSIS

In this Compensation Discussion and Analysis section, references to “the Committee” are to the Compensation Committee of the Board of Directors.

2009 Overview

2009 was a year of significant transition for the Company and its management team. Early in the year, Mr. Delaney and the Board began discussions about the optimum management structure for the Company in its evolution to a bank model. Both the Board and Mr. Delaney recognized that the Company’s success over the next several years would depend on management’s ability to effectively execute an active growth strategy in CapitalSource Bank, and its capacity to continue to build out its lending platforms, maximize the residual value in its legacy portfolio, and keep day-to-day operations functioning smoothly and effectively.

As the financial and economic crises unfolded over 2008 and into 2009, Mr. Delaney had focused extensively on the strategic issues and transactions that saw the Company through the crises and positioned it to emerge with a stable and viable business model for the changing landscape in financial services. This focus was initially on the acquisition, organization and launch of CapitalSource Bank, followed by the extension and significant reduction of the Company’s debt, along with critical management of credit and liquidity.

During the course of 2009, at Mr. Delaney’s suggestion, the Board completed an extensive evaluation of the Company’s management structure and concluded that creation of an Office of the Chairman would maximize operational efficiency and ensure effective execution of key Company initiatives. Mr. Delaney, who had served as Board Chairman and CEO since founding the Company in 2000, assumed a newly created officer role of Executive Chairman and leads the Office of the Chairman. Steven A. Museles and James J. Pieczynski, two of the Company’s most seasoned and experienced executives, were appointed as Co-Chief Executive Officers.

Steven A. Museles served as the Chief Legal Officer and played an active role on the Company’s executive management team since its inception in 2000. Mr. Museles was also a key strategic advisor to Mr. Delaney and the Company, and repeatedly demonstrated his ability to execute important transactions with lenders, borrowers and acquisition targets, including the Company’s 2003 initial public offering and subsequent equity and debt offerings. Most recently, he led the transaction in which the Company formed CapitalSource Bank, assumed an executive officer role at CapitalSource Bank and relocated to Los Angeles for a year to work closely with CapitalSource Bank management in the process of integrating CapitalSource Bank into our operations. The Board believes that Mr. Museles’ natural leadership skills, combined with his in-depth knowledge of all aspects of the Company and his recent experience working in CapitalSource Bank, made him extremely well-suited to assume the position of Co-Chief Executive Officer.

James J. Pieczynski has been an active lender in the long term healthcare industry for the past 15 years. Prior to joining the Company, he was the president and chief financial officer of a publicly traded healthcare-focused REIT. He joined the Company in 2001 to start our healthcare real estate business, lending to skilled nursing, assisted living and independent living facilities. Prior to his appointment as Co-Chief Executive Officer, Mr. Pieczynski was co-President of the Company’s Healthcare and Specialty Finance Business and built the healthcare net lease business beginning in 2006. Mr. Pieczynski and his team built what has consistently been among the most successful and best performing components of the Company’s portfolio. The Board believes that he has a strong credit mindset, which he will now have the opportunity to apply across a wider spectrum of the Company as Co-Chief Executive Officer.

Mr. Pieczynski will be responsible for driving new loan originations, as well as maximizing the value of the Company’s legacy loan portfolio. Mr. Museles will focus on the Company’s financings and operations and work closely with Mr. Pieczynski on asset strategy. Messrs. Pieczynski and Museles together will have responsibility for day-to-day operations of the Company. In recognition of his significant historic role in leading the Company, and the importance of Mr. Delaney’s knowledge, talents and skills to the Company on an ongoing basis, particularly as the management and strategic plans continue to be developed and implemented, the Board and Mr. Delaney agreed that he would continue to serve in the active role of Executive Chairman. As such, the Board expects that Mr. Delaney’s attention will be directed to key decisions and relationships guiding the overall strategic direction, capital allocation and future growth of the Company, and that he will also continue to chair the Board of Directors of CapitalSource Bank, where his focus will also be on strategic growth opportunities and initiatives impacting the future of CapitalSource Bank.

As part of the management transition, Dean C. Graham, who had served as the Company’s President and Chief Operating Officer for the past several years, decided to step down from those positions and retire from the Company. Mr. Graham agreed, however, to be a consultant to the Company for 2010. Earlier in the year, on March 20, 2009, Thomas A. Fink, then the company’s Senior Vice President — Finance and Chief Financial Officer, notified the Company of his resignation. To ensure a smooth transition, Mr. Fink agreed to continue in that position until May 1, 2009, and then as Senior Vice President — Finance until June 19, 2009. Thereafter, Mr. Fink agreed to provide consulting services to the Company pursuant to a separation and consulting agreement dated March 25, 2009. The consulting agreement was terminated on July 20, 2009.

On March 24, 2009, the Company appointed Donald F. Cole to be its Chief Financial Officer effective May 1, 2009. Mr. Cole, 38, a certified public accountant and attorney, has been an employee of the Company since March 2001 and has served in various senior management roles.

As a result of the management transitions that occurred in 2009, the Company’s compensation disclosure in this proxy statement includes seven “named executive officers,” as opposed to the typical five (CEO, CFO and three highest paid other executive officers). Mr. Delaney is included because he was the Company’s Chief Executive Officer for 2009. Messrs. Museles, Pieczynski and Lowrey are included because they were among the highest paid executive officers serving at the end of 2009. Both Messrs. Fink and Cole are included as they each served as Chief Financial Officer during part of the year. Finally, Mr. Graham is included, even though he was not an executive officer at December 31, 2009, because the amount of compensation he received for 2009 would place him in the top three other executives had he served through the year. When we discuss our compensation objectives on a prospective basis, and mention our named executive officers, we are addressing only those executives whose service with the Company is continuing.

2009 Management Transition Compensation Decisions

As the Board was finalizing the management transition and new executive officer appointments in the fall of 2009, the Committee evaluated the compensation arrangements for Messrs Delaney, Museles and Pieczynski, and entered into a series of discussions and negotiations regarding those arrangements. The Committee engaged FW Cook as compensation consultant, and also obtained advice and assistance from Hogan & Hartson LLP, outside counsel to the Company. Each of Messrs. Delaney, Museles and Pieczynski were represented by their own counsel.

FW Cook was engaged directly by the Committee, and, pursuant to the Committee’s request, reviewed the terms of the proposals made by the Committee to each of the executives, participated in discussions with the Committee about the Committee’s negotiations with the executives, reviewed the terms of the employment agreements during the process of drafting and negotiating those agreements, provided the benchmark data for the peer group as described below, and provided the Committee with observations on current market and corporate governance best practices with respect to the material terms of the compensation proposals considered.

As part of these negotiations, the Committee analyzed the compensation levels and opportunities for comparable executives employed by companies in our current peer group. In 2008, the Committee had revised the Company’s peer group of companies to include commercially oriented banks more closely aligned with the Company’s revised business model. The current peer group was selected based on the size of each member as well as the Committee’s understanding of their commercially oriented businesses and other similarities with our banking model. The peer group consists of the following companies: BOK Financial Corporation, Comerica Incorporated, Cullen/Frost Bankers, Inc., CVB Financial Corporation, PacWest Bancorp, SVB Financial Group, Texas Capital BancShares Inc., and Zions Bancorporation (collectively, the “Peer Group”). The Committee noted, however, that many of the Peer Group had one executive officer, or two at the most, serving in the capacities of CEO, Chairman, and Bank President. Given that, under the Company’s new management structure, the Company would have four senior executives serving in these roles, namely Messrs, Delaney, Museles, Pieczynski and Lowrey, the Committee determined to target the 50th percentile for Peer Group CEO compensation in its negotiations with Messrs. Museles and Pieczynski. Ultimately, however, in the case of each new employment agreement, the terms of the executive’s compensation arrangements were set through the course of the arms-length negotiations between the Committee and the executive officer.

Executive Chairman Compensation

On December 16, 2009, the Company entered into an amended and restated employment agreement (the “Delaney Employment Agreement”) with Mr. Delaney. Pursuant to the Delaney Employment Agreement, Mr. Delaney serves as the Chairman of the Company’s Board and, effective as of January 1, 2010, serves as the Company’s Executive Chairman.

The Delaney Employment Agreement has an initial term expiring on December 31, 2012, with automatic extensions for successive one-year periods thereafter, unless either party to the agreement notifies the other party that it does not wish to renew the agreement. The term of the employment agreement will be automatically extended upon a “change in control” to the end of the 24-month period following such “change in control” if the remaining term is less than 24 months at that time. “Change in control” means the occurrence of one or more of the following events: (1) any person or group is or becomes a beneficial owner of more than 30% of the voting stock of the Company; (2) within any 24-month period, the majority of the Board consists of individuals other than incumbent directors; (3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets; (4) the Company transfers all or substantially all of its assets or business; or (5) any merger, reorganization, consolidation or similar transaction unless, immediately after consummation of such transaction, the shareholders of the Company immediately prior to the transaction hold, directly or indirectly, more than 50% of the voting stock of the Company or the Company’s ultimate parent company if the Company is a subsidiary of another corporation. The Company and Mr. Delaney each may terminate his employment as Executive Chairman for any reason or for no reason upon 30 days written notice.

Until December 31, 2009, Mr. Delaney continued to receive his annual $600,000 base salary and other benefits in effect on the date of the Delaney Employment Agreement. Commencing January 1, 2010, Mr. Delaney will be paid a cash base salary of $600,000 per year, subject to review and increase, but not decrease, by the Board and will be entitled to additional benefits, including six weeks annual vacation, reimbursement of reasonable business expenses and employee benefits and perquisites on a basis no less favorable than those provided to other senior executive officers of the Company. Mr. Delaney will also receive office and support services during the term of his employment as Executive Chairman and his service as a director of the Company and for two years thereafter.

The Delaney Employment Agreement contains non-compete and non-solicitation provisions applicable until the later of (1) December 31, 2010, (2) six months after the expiration of the termination of Mr. Delaney’s employment, and (3) three months after Mr. Delaney ceases using the office space and support services that have been made available to him under the agreement. These provisions prohibit Mr. Delaney from: (i) soliciting or hiring any person employed by the Company or its affiliates or who was employed by them within 180 days prior to such solicitation or hiring (unless that person was discharged without cause); (ii) soliciting any client or customer of the Company or its affiliates or any person who was a client or customer of them within 180 days prior to such solicitation; (iii) providing services anywhere in the United States to any entity if such entity is (A) a bank doing business primarily in California, or (B) a direct originator of senior secured loans to middle market businesses in a category of businesses with respect to which the Company or its affiliates originates senior secured loans in the ordinary course and which business is material compared to the business of the Company and its affiliates, except that Mr. Delaney may provide services to such a business following a change in control of the Company; and (iv) owning an interest in any entity described in subsection (iii) immediately above. The Delaney Employment Agreement also contains non-disclosure provisions requiring Mr. Delaney to not use, disclose, or transfer any of the Company’s confidential information either during or after employment and non-disparagement provisions requiring Mr. Delaney and the Company to not make any public statements or communications that disparage each other or any of the Company’s current or former directors, officers, employees or agents.

If Mr. Delaney’s employment is terminated, the Company will pay (1) Mr. Delaney’s base salary through the termination date; (2) any compensation deferred by Mr. Delaney prior to the termination date and not previously paid to Mr. Delaney; and (3) any amounts or benefits owing to Mr. Delaney or his beneficiaries under any applicable Company benefit plans, programs or arrangements and for reimbursement of expenses, and Mr. Delaney’s then-vested or exercisable equity or equity-related awards will be governed by the terms of the relevant plans and agreements applicable to such awards.

Mr. Delaney and the Company have agreed to amend the Delaney Employment Agreement to the minimum extent necessary to avoid any excise tax imposed by Section 409A of the Code.

On December 18, 2009, in recognition of Mr. Delaney’s service to and leadership of the Company during 2009, the Board granted to Mr. Delaney under our Third Amended and Restated Equity Incentive Plan, as his bonus for 2009, options to purchase 800,000 shares of the Company’s common stock at a price per share equal to $3.82, the closing price of the stock on the New York Stock Exchange on December 18, 2009. The options are fully vested and will expire on the earlier of December 18, 2019 or two years following the termination, other than by death or disability, of Mr. Delaney’s service to the Company (five years if the termination occurs after a change in control).

Co-Chief Executive Officer Compensation

On December 16, 2009, the Company entered into an amended and restated employment agreement (each, a “Co-CEO Employment Agreement”) with each of Steven A. Museles and James J. Pieczynski. Pursuant to the Co-CEO Employment Agreements, effective as of January 1, 2010, each of Mr. Museles and Mr. Pieczynski will serve as a Co-Chief Executive Officer of the Company (each, a “Co-CEO”). Each Co-CEO was appointed as a member of the Board effective January 1, 2010 and the Company is required to use commercially reasonable efforts to have each of them nominated to serve for additional terms at the expiration of each of their respective Board terms during the term of the applicable Co-CEO Employment Agreement.

Each Co-CEO Employment Agreement has an initial term expiring on December 31, 2012, with automatic extensions for successive one-year periods thereafter, unless the applicable Co-CEO or the Company notifies the other party that it does not wish to renew the agreement. The term of the employment agreement will be automatically extended upon a “change in control” to the end of the 24-month period following such “change in control” if the remaining term is less than 24 months at that time. “Change in control” means the occurrence of one or more of the following events: (1) any person or group is or becomes a beneficial owner of more than 30% of the voting stock of the Company; (2) within any 24-month period, the majority of the Board consists of individuals other than incumbent directors; (3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets; (4) the Company transfers all or substantially all of its assets or business; or (5) any merger, reorganization, consolidation or similar transaction unless, immediately after consummation of such transaction, the shareholders of the Company immediately prior to the transaction hold, directly or indirectly, more than 50% of the voting stock of the Company or the Company’s ultimate parent company if the Company is a subsidiary of another corporation.

Until December 31, 2009, each of the Co-CEOs continued to receive his base salary and other benefits in effect on the date of the applicable Co-CEO Employment Agreement. Commencing January 1, 2010, in accordance with the Co-CEO Employment Agreements, each of the Co-CEOs is paid a base salary of $650,000 per year, subject to review and increase, but not decrease, by the Board and is eligible to receive an annual cash bonus, as may be determined by the Board in its discretion subject to factors determined by the Board, except that, for each year after a change in control, each Co-CEO must be paid an annual cash bonus of at least two times the Co-CEO’s base salary as in effect on the last day of the applicable calendar year. Each Co-CEO received a $500,000 cash bonus for 2009.

On December 16, 2009, the Company entered into restricted stock unit agreements and option agreements with each of the Co-CEOs pursuant to which the Company granted to each of the Co-CEOs options to purchase 600,000 shares of the Company’s common stock at $3.69 per share and 500,000 restricted stock units. The options and the restricted stock units will vest in equal annual amounts December 16, 2010, December 16, 2011 and December 16, 2012. Except upon the circumstances described below, the Co-CEO will forfeit any unvested options and restricted stock units upon the Co-CEO’s termination of employment with the Company.

In addition to the base salary and bonus amounts described above, each Co-CEO will be entitled to additional benefits, including at least four weeks annual vacation, reimbursement of reasonable business expenses, and eligibility for all employee and executive benefit plans maintained by the Company and generally available to the Company’s employees, on a basis (1) prior to a change in control, that is comparable in all material respects to the benefits provided to any other member of the Company’s executive committee, and (2) following a change in control, that is at least as favorable in all material respects to the benefits provided to the other most senior executives of the Company.

Each Co-CEO Employment Agreement contains non-compete and non-solicitation provisions applicable until 12 months after the earlier of the expiration of the term of the Co-CEO Employment Agreement and the Co-CEO’s date of termination. These provisions prohibit each Co-CEO from: (1) soliciting or hiring any person employed by the Company or its affiliates or who was employed by them within 180 days prior to such solicitation or hiring (unless that person was discharged without cause); (2) soliciting any client or customer of the Company or its affiliates or any person who was their client or customer within 180 days prior to such solicitation; (3) providing services to any entity if (i) during the preceding 12 months more than 10% of the revenues of such entity and its affiliates was derived from any business from which the Company derived more than 10% of its consolidated revenues during such period (a “Material Business”) or (ii) the services to be provided by the Co-CEO are competitive with a Material Business and substantially similar to those previously provided by the Co-CEO to the Company, except that the Co-CEO may provide services to such a business following a change in control of the Company; or (4) owning an interest in any entity described in subsection (3)(i) immediately above. Each Co-CEO is restricted from serving as a director of a publicly traded company without the Board’s approval, which will not be unreasonably withheld.

Each Co-CEO Employment Agreement also contains non-disclosure provisions requiring the Co-CEO not to use, disclose, or transfer any of the Company’s confidential information either during or after employment and non-disparagement provisions requiring the Company and the Co-CEO not to engage in derogatory or disparaging communications regarding the Co-CEO, the Company or any of the Company’s affiliates.

If a Co-CEO’s employment terminates because of his death, the Company will pay a cash lump sum payment equal to one year’s base salary, and (1) any compensation deferred by the Co-CEO prior the termination date and not previously paid to the Co-CEO, (2) any amounts or benefits owing to the Co-CEO or his beneficiaries under any applicable Company benefit plans, programs or arrangements, and (3) any amounts owing to the Co-CEO for reimbursement of expenses (collectively, the “Accrued Benefits”). These amounts will be reduced by the amount of any payments to the Co-CEO’s estate paid on account of any life insurance policy provided by the Company for the benefit of the Co-CEO. If a Co-CEO’s employment terminates because of his disability, the Company will pay the Co-CEO’s base salary through the termination date and all Accrued Benefits to which he is entitled as of the termination date. Upon a Co-CEO’s death or disability, all outstanding equity awards held by the Co-CEO will immediately vest, except that the option and restricted stock unit awards granted to the Co-CEO on December 16, 2009 will accelerate as follows (if not otherwise then vested to a greater extent): (i) 50% upon death or termination for disability occurring prior to December 16, 2010, (ii) 75% upon death or termination for disability occurring after December 16, 2010 and before December 16, 2011, and (iii) 100% upon death or termination for disability occurring after December 16, 2011. All options will remain exercisable for the length of their original terms.

If a Co-CEO’s employment is terminated by the Company with “cause” or by the Co-CEO without “good reason,” then the Company will pay to the Co-CEO, the Co-CEO’s base salary through the termination date and all Accrued Benefits to which he is entitled as of the termination date. All unvested or unexercisable portions of equity and equity-related awards made to the Co-CEO will terminate.

If a Co-CEO’s employment is terminated by the Company without “cause” or by the Co-CEO for “good reason,” the Company will pay to the Co-CEO (1) the Co-CEO’s base salary through the termination date, (2) all Accrued Benefits to which he is entitled as of the termination date, (3) a lump sum cash payment equal to two times the Co-CEO’s base salary as of the termination date (unless the termination for good reason was due to non-renewal of the Co-CEO Employment Agreement, in which case, the Co-CEO will be entitled to a lump sum cash payment equal to the Co-CEO’s base salary as of the date of termination), and (4) a pro-rata bonus for the year of termination if applicable performance objectives are met. If such a termination occurs within 24 months after a change of control, or within the period commencing three months prior to the execution of a binding agreement for a transaction or the making of a tender or exchange offer that would, if consummated, result in a change in control and ending on the date of the change in control or, if earlier, the date when the transaction is abandoned (any such period, the “Change in Control Period”), then the lump sum cash payment payable to the Co-CEO will equal two and one half times the Co-CEO’s base salary as of the termination date plus two and one half times the average bonuses earned by the Co-CEO for the two years prior to the year in which the termination occurs. The Co-CEO also will be entitled to continued participation, on the same terms and conditions as immediately prior to the termination, for 24 months or such earlier time as the Co-CEO becomes eligible for comparable benefits elsewhere, in medical, dental, hospitalization and life insurance coverages in which the Co-CEO and his eligible dependents were participating immediately prior to his date of termination (or, if the Company cannot provide coverage after 18 months, the Company will make payments to the Co-CEO on an after-tax basis equal to the COBRA premiums for any period after 18 months).

In addition, if a Co-CEO’s employment is terminated by the Company without “cause” or by the Co-CEO for “good reason,” all outstanding equity awards held by the Co-CEO will immediately vest, except that if such termination does not occur during a Change in Control Period, then the option and restricted stock unit awards granted to the Co-CEO on December 16, 2009 will accelerate as follows (if not otherwise then vested to a greater extent): (i) 50% upon termination of employment occurring prior to December 16, 2010, (ii) 75% upon termination of employment occurring after December 16, 2010 and before December 16, 2011, and (iii) 100% upon termination of employment occurring after December 16, 2011. All options will remain exercisable until the earlier of their original expiration dates and two years following the date of termination, except that if the termination occurred during a Change in Control Period, then until the earlier of their original expiration date and five years following the dates of termination.

Each of the Co-CEOs and the Company have agreed to amend the applicable Co-CEO Employment Agreement to the minimum extent necessary to avoid any excise tax imposed by Section 409A of the Code.

As used in each of the Co-CEO Employment Agreements, “good reason” means: (1) a reduction in the Co-CEO’s base salary, or, after a change in control, the annual bonus payable to the Co-CEO; (2) the requirement that the Co-CEO report to a person other than the Board; (3) a material diminution in the Co-CEO’s title, authority, responsibilities or duties; (4) the assignment of duties inconsistent with the Co-CEO’s position or status with the Company as of January 1, 2010; (5) a relocation of the Co-CEO’s primary place of employment to a location more than 25 miles, with respect to Mr. Museles, or 10 miles, with respect to Mr. Pieczynski, further from the Co-CEO’s primary residence than the current location of the Company’s offices; (6) any other material breach by the Company of the terms of the Co-CEO Employment Agreement that is not cured within 10 days after notice; (7) any purported termination of the Co-CEO’s employment by the Company that is not effected in accordance with the applicable Co-CEO Employment Agreement; (8) the failure of the Co-CEO to be appointed to the Board as of January 1, 2010 or to be nominated for an additional term as a member of the Board upon each expiration of such Board term; (9) the failure of the Company to obtain the assumption in writing of its obligations under the applicable Co-CEO Employment Agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction; or (10) the delivery of a notice of non-renewal of the Co-CEO Employment Agreement by the Company.

As used in each of the Co-CEO Employment Agreements, “cause” means: (1) the Co-CEO’s conviction of, or plea of nolo contendere to, a felony (other than in connection with a traffic violation) under any state or federal law; (2) the Co-CEO’s willful and continued failure to substantially perform his essential job functions under the applicable Co-CEO Employment Agreement after receipt of written notice from the Company that specifically identifies the manner in which the Co-CEO has substantially failed to perform his essential job functions and specifying the manner in which the Co-CEO may substantially perform his essential job functions in the future; (3) a material act of fraud or willful and material misconduct with respect, in each case, to the Company, by the Co-CEO; or (4) a willful and material breach of the clauses in the Co-CEO Employment Agreement governing the Co-CEO’s non-competition and non-solicitation obligations.

Other Compensation Decisions for 2009

Corporate, individual and business unit or department performances, retention needs, internal pay equity and amounts paid in 2008 have been the primary factors considered in decisions regarding 2009 compensation. In analyzing performance, the Committee considered the efforts of Messers. Cole and Lowrey in managing the Company through the significant capital markets disruption and economic recession that occurred during 2008 and 2009 and noted that, notwithstanding the continued depression in its stock price, the Company has, to date, weathered this disruption and economic recession better than many of its competitors.

In connection with their roles in assessing the Company’s financial performance and the factors referenced above and in leading the senior management team, Messrs. Delaney, Museles and Pieczynski develop recommendations for, and engage in discussions with, the Committee to determine annual cash bonuses and equity incentive awards for our other named executive officers. The Committee used Peer Group data to assess the compensation packages negotiated with the Company’s new Co-CEOs. Further, this same data was considered by the Committee in establishing cash bonuses for Messrs. Lowrey and Cole for 2009.

Base Salaries

With the exception of Mr. Cole, each or our named executive officers has an employment agreement that sets a minimum salary as a result of negotiations between the Company and each executive. Based on the Company’s historical performance as compared to the performance of its peer companies at the time, the Company targeted base salaries for the named executive officers, other than Mr. Delaney, at the 50th to 75th percentile of the base compensation paid to similarly situated executives by other members of its peer group used at the time. In connection with its bonus determinations, the Committee assessed the current competiveness of its base salaries by reference to the Peer Group. With the exception of Mr. Delaney, whose base salary is set at $600,000 without reference to the Peer Group, each of the named executive officer’s base salary falls between the median and the 75th percentile.

Incentive Compensation

Consistent with the objectives described above, the Company’s annual incentive compensation process is designed to provide competitive annual incentive compensation opportunities to reward incentivize the named executive officers for the attainment of corporate, individual and business unit or department performance goals. The Company historically targeted incentive compensation for the named executive officers, other than Mr. Delaney, at the 75th percentile of the incentive compensation paid to similarly situated executives by other members of its former peer group. In determining cash bonuses for 2009, the Committee evaluated total compensation of the named executive officers in light of the Peer Group data. Each cash bonus actually awarded to the named executive officers falls between the median and 75th percentile for cash bonuses awarded to the equivalent officers in the Peer Group for 2008 as reported in the Peer Group’s 2009 proxy statements. The Committee determined 2009 incentive compensation for Messrs. Delaney, Museles and Pieczynski in connection with the negotiation and approval of their new employment agreements as described above in December 2009. The Committee determined 2009 cash bonus incentive compensation for Messrs. Lowrey and Cole in February 2010. In making its determinations for Messrs. Lowrey and Cole, the Committee considered the recommendations of, in Mr. Lowrey’s case, CapitalSource Bank’s Board of Directors, and in Mr. Cole’s case, the Executive Chairman and Co-Chief Executive Officers, the Peer Group data, the factors set forth above, incentive compensation levels from prior years, such officers’ service on the Company’s Credit Committees and/or Management Committee, as applicable, and the following additional achievements of each individual named executive officer.

•	With respect to Mr. Lowrey, CapitalSource Bank’s President and Chief Executive Officer, Mr. Lowrey’s efforts with respect to managing CapitalSource Bank’s general operations, including corporate expenses, staffing levels, loan originations, portfolio management, and regulatory and strategic matters; and

•	With respect to Mr. Cole, the Company’s Chief Financial Officer, Mr. Cole’s efforts with respect to capital raising and debt refinancing initiatives, management of the Company’s liquidity levels and investor relations.

No relative ranking of these various factors was applied.

In determining the bonuses paid to the named executive officers for 2009, in addition to other matters described above, the Committee considered the continued depression of the Company’s stock price and its net loss for 2009, as well as other negative trends in the Company’s financial statements and business in general. In recognition of these facts, the Committee determined that bonuses were appropriate at the levels awarded. The Committee believes that despite the poor financial results relative to prior years, the named executive officers managed the Company through the difficult markets and economic recession of 2009 in a manner that has positioned it to recover and become profitable again.

The Committee and the Board also approved equity incentive awards for the named executive officers during 2009. For information concerning these awards and the performance criteria applicable to certain of these awards, see the Grants of Plan-Based Awards table and the footnotes that follow it. The December 2009 grants to Messrs. Delaney, Museles and Pieczynski were made in connection with their new employment agreements. The grants shown in the table having a grant date of May 15, 2009 were grants of annual incentive awards to Messrs. Museles, Pieczynski, Lowrey, Cole and Graham. The Committee’s decisions with respect to such annual incentive grants occurred in May 2009 due to the Board’s and management’s focus earlier in the year on the Company’s debt and liquidity concerns.

In making its determinations for the May 15 grants, the Committee considered the recommendations of Mr. Delaney as CEO, the factors outlined above regarding cash bonus incentive compensation, as applicable, and the following additional achievements of each individual:

•	With respect to Mr. Museles, the Company’s then Chief Legal Officer and Corporate Secretary, Mr. Museles’ management of the Company’s legal and human resources matters, counsel provided to the Chief Executive Officer, President and the Board, and his additional role as Chief Legal Officer of, and leadership provided with respect to, the formation and management of CapitalSource Bank;

•	With respect to Mr. Pieczynski, his leadership of the Company’s successful healthcare net lease business;

•	With respect to Mr. Cole, the Company’s Chief Financial Officer, Mr. Cole’s new position as Chief Financial Officer and his anticipated efforts with respect to capital raising and debt refinancing initiatives, management of the Company’s liquidity levels and investor relations; and

•	With respect to Mr. Graham, the Company’s then President and Chief Operating Officer, Mr. Graham’s efforts with respect to operational matters, including Company expenses, staffing levels, loan originations, portfolio management and strategic matters.

No relative ranking of these various factors was applied.

Deferred Compensation Plan

The Company’s deferred compensation plan, or DCP, permits directors and certain officers of the Company, including the named executive officers, to defer to future years all or part of their compensation. The Committee is the administrator of the DCP and has the sole discretion to interpret the DCP and to determine all questions arising in the administration and application of the DCP. Through December 31, 2009, Mr. Delaney was the only named executive officer who had deferred any compensation pursuant to the DCP.

Timing of Equity Awards

The Company does not have a program, plan or practice to time equity awards, including stock option grants, to its named executive officers or directors in coordination with the release of material non-public information. Under the Company’s equity incentive plan, the Company may not grant options at a discount to fair market value or reduce the exercise price of outstanding options except in the case of a stock split or other similar event.

Tax Considerations

Section 162(m) of the Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid to any named executive officer for any fiscal year. However, Section 162(m) exempts qualifying performance-based compensation from the deduction limit if specified requirements are met. We may award non-deductible compensation in certain circumstances as we deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations and rulings issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by us to satisfy the requirements for deductibility under Section 162(m) does or will in fact do so. We did not, in any case, pay 2009 cash bonuses to named executive officers that qualify as performance-based compensation in a manner that satisfies Section 162(m) deductibility requirements. For 2009, all of the compensation paid to the named executive officers was deductible under Section 162(m), except for $139,400 paid to Messrs. Pieczynski and Museles as a result of the vesting of equity awards and the 2009 cash bonuses.

Compensation Objectives

The Company’s general philosophy relating to executive compensation is to attract and retain highly qualified executives at salaries that are competitive with those of other commercial finance companies and banks, and to align the financial interests of its executives with those of the Company’s stockholders by linking a substantial portion of each executive’s compensation to the achievement of financial and operational objectives in the executive’s particular business unit as well as the Company as a whole and the executive individually. At the same time, the Company strives to ensure that its compensation program is simple, transparent and understandable. The Committee believes that compensation decisions should provide rewards for superior performance as well as consequences for underperformance, after taking into account the circumstances the Company has been facing and continues to face in the current economic environment.

The Company’s executive compensation program is intended to meet three principal objectives: (1) attract, reward and retain executives; (2) motivate these individuals to achieve short-term and long-term corporate goals that enhance stockholder value; and (3) promote internal pay equity and external competitiveness.

The Elements of Compensation at CapitalSource

The compensation program for the named executive officers generally consists of three primary elements: (1) annual compensation, in the form of base salaries and employee benefits; (2) incentive compensation, delivered through annual cash bonuses and equity incentive awards; and (3) post-termination pay, providing the executive (or his estate) with additional compensation if the executive’s employment is terminated in certain circumstances.

Annual Compensation

We use base salaries and employee benefits to provide some degree of compensation certainty to the named executive officers since these elements, unlike incentive compensation, are not at-risk for performance.

Employee Benefits

The named executive officers are eligible to receive the same employee benefits as the rest of the Company’s employees. For 2009 these benefits included health insurance, dental and vision coverage, prescription drug plans, flexible spending accounts, short-term and long-term disability, pre-tax parking and a

401(k) plan. The Company matches the employee’s 401(k) plan contributions up to the lowest of: (1) 50% of employee’s contributions, (2) 3% of the employee’s salary and bonus, and (3) $7,350.

In addition to these benefits, pursuant to his former employment agreement, the Company paid, through December 31, 2009, the annual premium for Mr. Delaney’s $10,000,000 life insurance policy. Please refer to the “Summary Compensation Table” and the related footnotes for additional information about the value that this additional benefit provided to Mr. Delaney.

Incentive Compensation

We offer the named executive officers opportunities to attain, as merited by performance, incentive compensation through cash bonuses and equity incentive awards. The Company believes that cash bonuses should serve as a reward for good performance. Incentive compensation paid in the form of equity incentive awards links executive compensation to stockholder value.

Post-termination Pay

Under the terms of our incentive compensation plan and each named executive officer’s employment agreement, each named executive officer is entitled to payments, benefits or vesting of equity awards upon the occurrence of specified events including termination of employment without cause. The specific terms of these arrangements, as well as an estimate of the compensation that would have been payable had they been triggered as of fiscal year-end 2009, are described in detail in the section entitled “Potential Payments Upon Termination or Change In Control” below.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is composed entirely of independent directors. The Compensation Committee met with management to review and discuss the Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Form 10-K for its 2009 fiscal year, and the Board has approved that recommendation.

Compensation Committee

Timothy M. Hurd, Chairman
Frederick W. Eubank, II
C. William Hosler

SUMMARY COMPENSATION TABLE

					Stock	Option	All Other
				Bonus	Awards	Awards	Compensation
Name and Principal Position(1)	Year	Salary($)		($)(2)	($)(3)	($)(4)	($)(5)	Total($)

John K. Delaney	2009	400,000		—	399,994	1,806,320	93,773	2,700,087
(Executive Chairman)	2008	—	(6)	—	9,646,951	—	139,370	9,786,321
	2007	—	(6)	—	399,174	—	4,400	403,574
Steven A. Museles	2009	417,750		500,000	2,281,250	1,807,920	42,707	5,049,627
(Co-Chief Executive Officer)	2008	364,000		410,000	470,700 (7)	—	16,224	1,260,924
	2007	364,000		1,050,000	675,824	—	415	2,090,239
James J. Pieczynski	2009	300,000		500,000	1,845,000	2,058,270	26,751	4,730,021
(Co-Chief Executive Officer)
Douglas H. (“Tad”) Lowrey	2009	487,500		375,000	436,250	500,700	11,072	1,810,522
(Chief Executive Officer and President — CapitalSource Bank)
Donald F. Cole	2009	375,000		325,000	—	751,050	250	1,451,300
(Chief Financial Officer)
Dean C. Graham	2009	747,396		—	—	1,001,400 (8)	4,341,831	6,090,627
(Consultant)	2008	750,000		275,000	972,780 (9)	—	855	1,998,635
	2007	717,833		1,875,000	1,538,220	—	855	4,131,908
Thomas A. Fink	2009	602,558		—	—	—	3,024,812	3,627,370
(Former Chief Financial Officer)	2008	364,000		100,000	392,250	—	415	856,665
	2007	364,000		900,000	751,743	—	415	2,016,158

(1)	The positions stated in this table are as of January 1, 2010. For the years presented, Mr. Delaney was our Chairman and Chief Executive Officer, Mr. Museles was our Chief Legal Officer, Mr. Pieczynski was Co-President of our Healthcare and Specialty Finance Business, and Mr. Cole served in several senior management positions.

(2)	See the “Compensation Discussion and Analysis” section for a discussion of how the bonus amounts for 2009 were determined.

(3)	Amounts in this column reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 718 (“FASB ASC Topic 718”), based upon the probable outcome of the performance conditions, consistent with the estimate of aggregate compensation cost to be recognized over the service period under FASB ASC Topic 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of the grant date fair value are included in footnote 18 of the Company’s 2009 audited consolidated financial statements.

(4)	The amounts in this column reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in footnote 18 of the Company’s 2009 audited consolidated financial statements.

(5)	Includes premiums for life insurance policies for all named executive officers. For Mr. Delaney, the amount for 2009 also includes $80,000 of cash dividends paid with respect to stock units, payment of legal fees and paid parking. For Mr. Museles, the amount for 2009 also includes payment of legal fees, matching contributions under the Company’s defined contribution plan, reimbursement for certain expenses incurred in connection with his relocation and paid parking. For Mr. Pieczynski, the amount for 2009 also includes payment of legal fees, property usage and matching contributions under the Company’s defined contribution plan. For Mr. Lowrey, the amount for 2009 also includes matching contributions under the Company’s defined contribution plan and paid parking. For Mr. Graham, the amount for 2009 also includes severance payments of $4,271,020, payment of legal fees of $62,021, matching contributions under the Company’s defined contribution plan, and paid parking. For Mr. Fink, the amount for 2009 also includes severance payments of $2,988,209, consulting payments of $28,670, matching contributions under the Company’s defined contribution plan, and paid parking.

(6)	Pursuant to his then existing employment agreement, Mr. Delaney received quarterly equity grants in lieu of a cash salary. See the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” for a discussion of Mr. Delaney’s base salary for 2007 and 2008.

(7)	Includes 10,000 shares of restricted stock with a grant date fair value of $158,400 that were cancelled in 2009 because the performance criteria under the terms of the award were not met.

(8)	Includes stock options to purchase 350,000 shares of the Company’s common stock with a grant date fair value of $700,000 that were forfeited on December 30, 2009 as a result of Mr. Graham’s separation from the Company.

(9)	Includes 20,666 shares of restricted stock with a grant date fair value of $327,349 that were cancelled in 2009 because the performance criteria under the terms of the award were not met.

GRANTS OF PLAN-BASED AWARDS

							Grant Date
					All Other Stock		Fair Value of
	Board or				Awards: Number		Stock and
	Compensation				Of Shares of		Option
	Committee	Grant	Stock		Stock or Units		Awards
Name	Approval Date	Date	Options		(#)		($)(1)

John K. Delaney(2)	6/6/06	1/1/09	—		21,645		$100,000
	6/6/06	4/1/09	—		81,967		100,000
	6/6/06	7/1/09	—		20,491		99,996
	6/6/06	10/1/09	—		23,041		99,998
	12/18/09	12/18/09	800,000		—		1,806,320
Steven A. Museles	5/15/09	5/15/09	250,000	(3)	—		500,700
	5/15/09	5/15/09	—		125,000	(4)	436,250
	12/9/09	12/16/09	—		500,000	(5)	1,845,000
	12/9/09	12/16/09	600,000	(6)	—		1,307,220
James J. Pieczynski	5/15/09	5/15/09	375,000	(3)	—		751,050
	12/9/09	12/16/09	—		500,000	(5)	1,845,000
	12/9/09	12/16/09	600,000	(6)	—		1,307,220
Douglas (“Tad”) Lowrey	5/15/09	5/15/09	—		125,000	(4)	436,250
	5/15/09	5/15/09	250,000	(3)	—		500,700
Donald F. Cole	5/15/09	5/15/09	375,000	(3)	—		751,050
Dean C. Graham	5/15/09	5/15/09	500,000	(3)	—		1,001,400
Thomas A. Fink	—	—	—		—		—

(1)	The full grant date fair value was computed in accordance with FASB ASC Topic 718 based on the assumptions described in footnotes (3) and (4) to the Summary Compensation Table.

(2)	Pursuant to his previous employment agreement, Mr. Delaney received quarterly grants of immediately vested stock units valued at $100,000, based on the closing price of the Company’s common stock on the last trading day of each then-ended quarter. These stock units require delivery to Mr. Delaney of shares of our common stock on the earlier of a change of control or termination of his service to the Company. Cash dividends paid on these stock units are reinvested into additional vested stock units with the same conversion rights. The stock options for 800,000 shares granted to Mr. Delaney have an exercise price per share of $3.82, are fully exercisable and will expire on the earlier of December 18, 2019 or two years following the termination of Mr. Delaney’s service to the Company (five years if the termination occurs after a change in control) other than as a result of death or disability.

(3)	Mr. Museles’ stock options will become exercisable with respect to 83,334 shares on May 15, 2010, and with respect to 83,333 shares on each of May 15, 2011 and May 15, 2012, respectively. Mr. Pieczynski’s stock options will become exercisable with respect to 125,000 shares on each of May 15, 2010, May 15, 2011 and May 15, 2012, respectively. Mr. Lowrey’s stock options will become exercisable with respect to 83,334 shares on May 15, 2010, and with respect to 83,333 shares on each of May 15, 2011 and May 15, 2012, respectively. Mr. Cole’s stock options will become exercisable with respect to 125,000 shares on each of May 15, 2010, May 15, 2011 and May 15, 2012, respectively. In connection with Mr. Graham’s separation from the Company, 350,000 of the stock options granted to him were terminated on December 30, 2009, and the remaining 150,000 stock options granted to him became fully vested on December 30, 2009 and will remain exercisable until May 15, 2019. The exercise price per share for these stock options is $3.49.

(4)	Mr. Museles’ restricted stock may vest with respect to 41,667 shares on each of May 15, 2010 and May 15, 2011, respectively, and with respect to 41,666 on May 15, 2012. Mr. Lowrey’s restricted stock may vest with respect to 41,667 shares on each of May 15, 2010 and May 15, 2011, respectively, and with respect to 41,666 on May 15, 2012. These restricted stock awards will vest on each vesting date only if the Company has a book value as determined in accordance with generally accepted accounting principles (“GAAP”) of not less than $2.4 billion on March 31 of each vesting year and the named executive officer continues in service to the Company on the applicable vesting dates. Cash dividends paid on unvested shares of restricted stock are reinvested into additional shares of unvested restricted stock with the same vesting schedule and criteria as the shares with respect to which the dividends are paid.

(5)	Mr. Museles’ restricted stock units will vest with respect to 166,667 shares on each of December 16, 2010 and December 16, 2011, respectively, and with respect to 166,666 on December 16, 2012. Mr. Pieczynski’s restricted stock units will vest with respect to 166,667 shares on each of December 16, 2010 and December 16, 2011, respectively, and with respect to 166,666 on December 16, 2012. These restricted stock units will settle in shares of the Company’s common stock on the referenced vesting dates. Cash dividends paid on these unvested restricted stock units are reinvested into additional unvested restricted stock units with the same vesting and conversion schedule and criteria as the restricted stock units with respect to which the dividends are paid.

(6)	Mr. Museles’ stock options will become exercisable with respect to 200,000 shares on each December 16, 2010, December 16, 2011 and December 16, 2012, respectively. Mr. Pieczynski’s stock options will become exercisable with respect to 200,000 shares on each December 16, 2010, December 16, 2011 and December 16, 2012, respectively. The exercise price per share for these stock options is $3.69.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Mr. Delaney

On June 6, 2006, the Company entered into an employment agreement with Mr. Delaney.

According to the employment agreement, Mr. Delaney received quarterly grants of fully vested stock units valued at $100,000, based on the closing price of the Company’s common stock on the last trading day of each quarter. The Compensation Committee approved these quarterly grants on June 6, 2006. In accordance with the practices adopted by our Compensation Committee, all cash dividends paid on the stock units are reinvested in additional fully vested stock units. These stock units settle in shares of the Company’s common stock upon the earlier of Mr. Delaney’s termination of services to the Company for any reason and a change in control of the Company. Concurrently with the execution of his employment agreement, the Company and Mr. Delaney entered into two option agreements pursuant to which Mr. Delaney received options to purchase an aggregate 7,000,000 shares of the Company’s common stock at $23.72 per share. While one option to purchase 3,500,000 shares was subject to time vesting and became fully vested as of January 1, 2008, the remaining option to purchase 3,500,000 shares was subject to time and performance vesting. On March 9, 2009, Mr. Delaney voluntarily forfeited both of these options in their entirety and they are no longer outstanding.

In connection with the negotiation of Mr. Delaney’s 2006 employment agreement, the Committee retained FW Cook to assist the Committee with the review of the terms of the employment agreement, to value the total compensation package and to evaluate the cost to the Company of awarding the applicable equity incentive awards.

Recognizing Mr. Delaney’s extraordinary performance in leading the Company through the unprecedented challenges during 2008, and in particular in recognition of his leadership in successfully concluding our acquisition of assets from Fremont Investment & Loan and the opening of CapitalSource Bank, on

December 31, 2008, our Board granted to Mr. Delaney 2,000,000 fully vested stock units, which provide for payments of amounts equal to the cash dividend on an equivalent number of shares of common stock and for delivery to Mr. Delaney of 2,000,000 shares of our common stock six months following termination of his service to the Company.

On April 30, 2009, the Compensation Committee approved an annual cash salary of $600,000 for Mr. Delaney, commencing May 1, 2009. This salary was effective until January 1, 2010, when the term of Mr. Delaney’s new employment agreement as Executive Chairman commenced. Please refer to the “Compensation Discussion and Analysis” for information about Mr. Delaney’s amended and restated employment agreement dated December 16, 2009.

On December 18, 2009, our Board granted to Mr. Delaney under our Third Amended and Restated Equity Incentive Plan, as his bonus for 2009, options to purchase 800,000 shares of the Company’s common stock at a price per share equal to $3.82, the closing price of the stock on the New York Stock Exchange on December 18, 2009. The options are fully vested and will expire on the earlier of December 18, 2019 or two years following the termination of Mr. Delaney’s service to the Company (or five years if the termination occurs after a change in control).

Mr. Museles

On February 1, 2007, the Company entered into an employment agreement with Mr. Museles. The employment agreement provided for an initial five-year term expiring on February 1, 2012. According to the employment agreement, Mr. Museles was paid a base salary of at least $364,000, which was subject to review and increase, but not decrease, by the Board. Please refer to the “Compensation Discussion and Analysis” for information about Mr. Museles’ amended and restated employment agreement dated December 16, 2009.

On August 22, 2008, the Company entered into a Relocation Agreement with Mr. Museles, in connection with Mr. Museles’ temporary relocation to Los Angeles, California as result of his service as Chief Legal Officer of our subsidiary, CapitalSource Bank. The Relocation Agreement provided for lodging and moving expenses and for certain other payments related to Mr. Museles’ service in Los Angeles.

Mr. Pieczynski

On November 22, 2005, the company entered into an employment agreement with Mr. Pieczynski. The employment agreement provided for an initial five-year term expiring on November 22, 2010. According to the employment agreement, Mr. Pieczynski was paid a base salary of at least $272,651, which was subject to review and increase, but not decrease, by the Board.

Please refer to the “Compensation Discussion and Analysis” for information about Mr. Pieczynski’s amended and restated employment agreement dated December 16, 2008.

Mr. Lowrey

On July 25, 2008, CapitalSource Bank entered into an employment agreement with Mr. Lowrey. The employment agreement provides for an initial three-year term expiring on July 25, 2011, with automatic extensions for successive one-year periods thereafter unless either party to the agreement provides 60 days’ written notice to the other party that it does not wish to renew the agreement. According to the employment agreement, Mr. Lowrey is paid a base salary of at least $450,000, which is subject to review and increase, but not decrease, by CapitalSource Bank.

Mr. Graham

On February 1, 2007, the Company and Mr. Graham amended his employment agreement to increase Mr. Graham’s minimum base salary to $750,000 (which was subject to review and increase, but not decrease, by the Board), and to modify the terms governing the vesting of unvested restricted stock awards such that 76,000 shares would vest on April 4, 2007, and 50,000 shares would vest on each of April 4, 2008, April 4, 2009 and April 4, 2010.

On November 16, 2009, the Company entered into separation and consulting agreements with Mr. Graham. Mr. Graham received a severance payment of $3,975,000 from the Company and forfeited options to purchase 350,000 shares of the Company’s common stock, and the remainder of his unvested equity awards became vested on December 30, 2009. Pursuant to the one-year consulting agreement, Mr. Graham will provide consulting services to the Company upon request until December 31, 2010, for which he will be paid a total of $750,000 in quarterly installments. In addition, the Company will provide certain benefits to Mr. Graham for use in connection with his consulting services, including administrative assistant services and an office. The consulting agreement may be terminated by the Company on and after March 31, 2010 on 30 days’ notice and upon payment of the remaining balance of payments due under the agreement.

Mr. Fink

On November 22, 2005, the Company entered into an employment agreement with Mr. Fink.

According to the employment agreement, Mr. Fink was paid a base salary of $350,000, which base salary was subject to increase by at least the same amount as the median base salary increases of the most senior manager of the Company’s lending businesses.

On October 30, 2008, the Company and Mr. Fink amended the employment agreement to provide, among other things, as follows:

•	new terms relating to the Company’s potential participation in programs authorized by the Emergency Economic Stabilization Act, including a limitation on “golden parachutes” as such term is used under the programs authorized by the Emergency Economic Stabilization Act;

•	amendments to comply with the requirements of Section 409A of the Code;

•	that if Mr. Fink terminates his employment for any reason upon at least 90 days’ notice provided by Mr. Fink after December 31, 2008, the Company will pay or provide to Mr. Fink all of the benefits set forth in the employment agreement as if he were terminated by the Company without cause or disability or as if he terminated his employment with good reason;

•	for revisions to the severance benefits payable to Mr. Fink in the event he is terminated by the Company without cause or disability or if he terminates his employment with good reason; and

•	provisions relating to non-competition and non-disparagement.

On March 25, 2009, the Company entered into a separation and consulting agreement with Mr. Fink. Under the agreement, Mr. Fink was to be paid $30,333 per month for assisting the Company in such matters as requested by our chief executive officer. In addition, the Company provided certain benefits to Mr. Fink for use in connection with his consulting services, including use of e-mail, cell phone and an office. Pursuant to the agreement, on June 23, 2009 the Company made severance payments of $2,988,209 million for the benefit of Mr. Fink. The consulting agreement was terminated on July 19, 2009.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards
	Number of	Number of			Stock Awards
	Securities	Securities			Number of	Market Value of
	Underlying	Underlying			Shares or Stock	Shares or Stock
	Unexercised	Unexercised	Option	Option	Units That	Units That
	Options (#)	Options (#)	Exercise	Expiration	Have Not	Have Not
Name	Exercisable	Unexercisable	Price ($)	Date(1)	Vested (#)(2)	Vested($)(3)

John K. Delaney	800,000	—	3.82	12/18/2019	—	—
Steven A. Museles(4)	—	600,000	3.69	12/16/2019	655,124	2,600,842
	—	250,000	3.49	5/15/2019	—	—
James J. Pieczynski(5)	—	600,000	3.69	12/16/2019	542,674	2,154,416
	—	375,000	3.49	5/15/2019	—	—
	32,625	—	7.83	12/19/2012	—	—
Douglas (“Tad”) Lowrey(6)	—	250,000	3.49	5/15/2019	179,592	712,980
Donald F. Cole(7)	—	375,000	3.49	5/15/2019	5,593	22,204
Dean C. Graham	150,000	—	3.49	5/15/2019	—	—
Thomas A. Fink	4,350	—	19.66	1/20/2014	—	—
	13,450	—	8.56	5/14/2013	—	—

(1)	The options may expire earlier than the listed expiration dates pursuant to the terms of the applicable award agreements and/or employment agreements if the named executive officer’s service with the Company terminates.

(2)	Includes cash dividends paid on all unvested shares of restricted stock and vested and unvested restricted stock units that were reinvested in additional shares of restricted stock or restricted stock units, respectively, having the same vesting and conversion schedule and criteria, if applicable, as the shares or units with respect to which the dividends are paid.

(3)	The market value is based on the product of the number of shares multiplied by $3.97, the closing price of a share of the Company’s common stock on December 31, 2009.

(4)	The stock options will vest on the following dates in 2010 and beyond: 83,334 on May 15, 2010; 200,000 on December 16, 2010; 83,333 on May 15, 2011; 200,000 on December 16, 2011; 83,333 on May 15, 2012 and 200,000 on December 16, 2012, respectively. The shares of restricted stock vested or will vest on the following dates in 2010 and beyond: 28,005 on February 27, 2010; 41,955 on May 15, 2010; 167,087 on December 16, 2010; 41,953 on May 15, 2011; 167,087 on December 16, 2011; 41,952 on May 15, 2012; and 167,085 on December 16, 2012. The shares that are scheduled to vest on December 16, 2010, December 16, 2011 and December 16, 2012 are restricted stock units which will settle in shares of the Company’s common stock on the referenced vesting dates. The unvested portions of the awards scheduled to vest on May 15, 2010, 2011 and 2012 will vest only if the Company has a book value as determined in accordance with GAAP of not less than $2.4 billion on each of March 31, 2010, 2011 and 2012, and the named executive officer continues in service to the Company on May 15, 2010, May 15, 2011 and May 15, 2012, respectively.

(5)	The stock options will vest on the following dates in 2010 and beyond: 125,000 on May 15, 2010; 200,000 on December 16, 2010; 125,000 on May 15, 2011; 200,000 on December 16, 2011; 125,000 on May 15, 2012 and 200,000 on December 16, 2012, respectively. The shares of restricted stock vested or will vest on the following dates in 2010 and beyond: 15,528 on February 25, 2010; 25,887 on June 30, 2010; 167,087 on December 16, 2010; 167,087 on December 16, 2011; and 167,085 on December 16, 2012. The shares that are scheduled to vest on December 16, 2010, December 16, 2011 and December 16, 2012 are restricted stock units which will settle in shares of the Company’s common stock on the referenced vesting dates.

(6)	The stock options will vest on the following dates in 2010 and beyond: 83,334 on May 15, 2010, and 83,333 on each of May 15, 2011 and May 15, 2012, respectively. The shares of restricted stock will vest on the following dates in 2010 and beyond: 41,955 on May 15, 2010; 13,435 on July 25, 2010; 41,953 on May 15, 2011; 13,434 on July 25, 2011; 41,952 on May 15 2012; 13,433 on July 25, 2012; and 13,430 on

July 25, 2013. The unvested portions of the awards scheduled to vest on May 15, 2010, 2011 and 2012 will vest only if the Company has a book value as determined in accordance with GAAP of not less than $2.4 billion on each of March 31, 2010, 2011 and 2012, and the named executive officer continues in service to the Company on May 15, 2010, May 15, 2011 and May 15, 2012, respectively.

(7)	The stock options will vest on the following dates on 2010 and beyond: 125,000 on each of May 15, 2010, May 15, 2011 and May 15, 2012, respectively. The shares of restricted stock vested or will vest on the following dates in 2010 and beyond: 2,799 on February 27, 2010 and 2,794 on February 27, 2011.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized	Acquired on	Value Realized
Name	Exercise(#)	On Exercise($)	Vesting(#)	On Vesting($)

John K. Delaney(1)	—	—	147,144	$399,994
Steven A. Museles	—	—	44,489	100,518
James J. Pieczynski	—	—	77,026	309,980
Douglas (“Tad”) Lowrey	—	—	13,371	58,164
Donald F. Cole	—	—	8,482	24,643
Dean C. Graham	—	—	193,733	582,464
Thomas A. Fink	—	—	141,601	521,048

(1)	In 2009, as in previous years, Mr. Delaney received quarterly stock unit grants that are fully vested upon grant. Mr. Delaney deferred all of these units under our Deferred Compensation Plan at the time of payment. As of January 1, 2010, he no longer receives quarterly stock unit grants.

NONQUALIFIED DEFERRED COMPENSATION

The CapitalSource Amended and Restated Deferred Compensation Plan, or DCP, is a non-qualified plan that allows certain of our executives to defer all or a portion of their compensation. All amounts distributed under the plan are made in the form of the Company’s common stock. The Company does not make contributions on behalf of its named executive officers to the DCP. Only Mr. Delaney participated in the DCP.

	Executive	Aggregate	Aggregate
	Contributions	earnings (losses)	withdrawal/	Aggregate
	in Last FY	in Last FY	distributions in	Balance at
Name	($)(1)	($)(2)	Last FY($)	Last FYE($)(3)

John K. Delaney	$399,994	$(1,148,333)	—	$8,722,670
Steven A. Museles	—	—	—	—
James J. Pieczynski	—	—	—	—
Douglas (“Tad”) Lowrey	—	—	—	—
Donald F. Cole	—	—	—	—
Dean C. Graham	—	—	—	—
Thomas A. Fink	—	—	—	—

(1)	Amounts shown in this column represent the deferral of compensation to the extent paid in the form of stock units and also include cash dividends paid on any such stock units that were reinvested in additional stock units that similarly were deferred. The deferrals were deemed invested in CapitalSource stock units.

(2)	The Company does not make any contributions on behalf of its executive officers to the DCP or pay above market earnings on DCP accounts. Amounts shown in this column represent the returns attributable to the executives’ deemed investments of deferred compensation amounts.

(3)	The amounts shown in this column, to the extent not reflected in columns 1 or 2, have been reported in the “stock awards” columns of the summary compensation tables included in the Company’s 2008 and 2009 proxy statements.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

John K. Delaney

Under the Delaney Employment Agreement, Mr. Delaney receives only the compensation and benefits that accrue prior to his termination of employment for any reason, and his equity awards are governed by the terms of his equity award agreements with the Company. Mr. Delaney will also receive office and support services during the term of his employment as Executive Chairman and his service as a director of the Company and for two years thereafter.

Steven A. Museles

The Company has entered into an employment agreement with Mr. Museles pursuant to which the Company has agreed to pay Mr. Museles certain amounts upon his termination of employment or upon a change in control of the Company.

As used his employment agreement, “good reason” means: (1) a reduction in base salary, or, after a change in control, the annual bonus payable to the Mr. Museles; (2) the requirement that Mr. Museles report to a person other than the Board; (3) a material diminution in Mr. Museles’s title, authority, responsibilities or duties; (4) the assignment of duties inconsistent with Mr. Museles’s position or status with the Company as of January 1, 2010; (5) a relocation of Mr. Museles’s primary place of employment to a location more than 25 miles, further from his primary residence than the current location of the Company’s offices; (6) any other material breach by the Company of the terms of the employment agreement that is not cured within 10 days after notice; (7) any purported termination of Mr. Museles’s employment by the Company that is not effected in accordance with the employment agreement; (8) the failure of Mr. Museles to be appointed to the Board as of January 1, 2010 or to be nominated for an additional term as a member of the Board upon each expiration of such Board term; (9) the failure of the Company to obtain the assumption in writing of its obligations under the employment agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction; or (10) the delivery of a notice of non-renewal of the employment agreement by the Company.

The table below quantifies the potential payments to Mr. Museles upon his termination or a change in control of the Company:

			By the Company	By the Company
			without Cause by	without Cause or by
Mr. Museles’			the Executive for	the Executive
Benefits and Payments			Good Reason (during	for Good Reason
Upon Termination or			change in control	(no change in
Change of Control(1)	Death	Disability	period)	control)	Change in Control

Cash Payments	$450,000	X	$3,437,500	$2,850,000	X
Acceleration of Equity Awards	$2,888,842	$2,888,842	$2,888,842	$2,888,842	$2,888,842
Value of Benefits Continuation	X	X	$27,366	$27,366	X
Total	$3,338,842	$2,888,842	$6,353,708	$5,766,208	$2,888,842

(1)	For purposes of this analysis, we assumed that Mr. Museles’ termination was effective December 31, 2009 and that he had been paid all his base salary through the termination date. Mr. Museles has not deferred any amounts under the Company’s deferred compensation plan. Mr. Museles’ base salary on December 31, 2009 was $450,000.

James J. Pieczynski

The Company has entered into an employment agreement with Mr. Pieczynski pursuant to which the Company has agreed to pay Mr. Pieczynski certain amounts upon his termination of employment or upon a change in control of the Company. The form of Mr. Pieczynski’s employment agreement with regard to payments if the executive’s employment terminates because of death or disability or by the Company without cause or by the executive for good reason is substantially similar to that of Mr. Museles, described above.

As used his employment agreement, “good reason” means: (1) a reduction in base salary, or, after a change in control, the annual bonus payable to the Mr. Pieczynski; (2) the requirement that Mr. Pieczynski report to a person other than the Board; (3) a material diminution in Mr. Pieczynski’s title, authority, responsibilities or duties; (4) the assignment of duties inconsistent with Mr. Pieczynski’s position or status with the Company as of January 1, 2010; (5) a relocation of Mr. Pieczynski’s primary place of employment to a location more than 10 miles, further from his primary residence than the current location of the Company’s offices; (6) any other material breach by the Company of the terms of the employment agreement that is not cured within 10 days after notice; (7) any purported termination of Mr. Pieczynski’s employment by the Company that is not effected in accordance with the employment agreement; (8) the failure of Mr. Pieczynski to be appointed to the Board as of January 1, 2010 or to be nominated for an additional term as a member of the Board upon each expiration of such Board term; (9) the failure of the Company to obtain the assumption in writing of its obligations under the employment agreement by any successor to all or substantially all of the assets of the Company within 15 days after a merger, consolidation, sale or similar transaction; or (10) the delivery of a notice of non-renewal of the employment agreement by the Company.

The table below quantifies the potential payments to Mr. Pieczynski upon his termination or a change in control of the Company:

			By the Company	By the Company
			without Cause by	without Cause or
Mr. Pieczynski’s			the Executive for	by the Executive
Benefits and Payments			Good Reason (during	for Good Reason
Upon Termination or			change in control	(no change in
Change of Control(1)	Death	Disability	period)	control)	Change in Control

Cash Payments	$300,000	X	$3,656,250	$3,025,000	X
Acceleration of Equity Awards	$2,502,416	$2,502,416	$2,502,416	$2,502,416	$2,502,416
Value of Benefits Continuation	X	X	$26,887	$26,887	X
Total	$2,802,416	$2,502,416	$6,185,553	$5,554,303	$2,502,416

(1)	For purposes of this analysis, we assumed that Mr. Pieczynski’s termination was effective December 31, 2009 and that he had been paid all his base salary through the termination date. Mr. Pieczynski has not deferred any amounts under the Company’s deferred compensation plan. Mr. Pieczynski’s base salary on December 31, 2009 was $300,000.

Douglas (“Tad”) Lowrey

Our subsidiary, CapitalSource Bank has entered into an employment agreement with Mr. Lowrey pursuant to which CapitalSource Bank has agreed to pay Mr. Lowrey certain amounts upon his termination of employment following a change in control of CapitalSource Bank.

As used in his employment agreement, “good reason” means: (1) failure to pay compensation to Mr. Lowrey in accordance with the terms of the agreement; (2) a change in Mr. Lowrey’s title below the level of Chief Executive Officer of CapitalSource Bank or a material diminution in Mr. Lowrey’s authority, responsibilities or duties; (3) CapitalSource Bank’s willful and material breach of any obligation in the agreement; or (4) a relocation of Mr. Lowrey’s primary place of employment to a location more than 25 miles further from his primary residence than the current location of CapitalSource Bank’s offices.

The table below quantifies the potential payments to Mr. Lowrey upon his termination or a change in control of CapitalSource Bank:

			By CapitalSource
			Bank	By CapitalSource
			without	Bank
			Cause or by the	without
			Executive	Cause or by the
Mr. Lowrey’s			for Good Reason	Executive
Benefits and Payments			(during	for Good Reason
Upon Termination or			change in	(no change
Change of Control(1)	Death	Disability	control period)	in control)	Change in Control

Cash Payments	$500,000	X	$2,000,000	$2,000,000	X
Acceleration of Equity Awards(2)	$832,980	$832,980	X	X	X
Value of Benefits Continuation	X	X	$12,059	$12,059	$12,059
Total	$1,332,980	$832,980	$2,012,059	$2,012,059	$12,059

(1)	For purposes of this analysis, we assumed that Mr. Lowrey’s termination was effective December 31, 2009 and that he had been paid all his base salary through the termination date. Mr. Lowrey has not deferred any amounts under the Company’s deferred compensation plan. Mr. Lowrey’s base salary on December 31, 2009 was $500,000.

(2)	Upon a change in control of the Company, the potential benefits to Mr. Lowrey for the acceleration of equity awards is $832,980, assuming Mr. Lowrey’s equity awards are not assumed or equivalent equity awards are not substituted for the outstanding equity awards by the Company or its successor.

Donald F. Cole

The Company has entered into equity award agreements with Mr. Cole pursuant to which his unvested equity would vest upon his termination of employment in certain circumstances.

The table below quantifies the potential benefits to Mr. Cole upon his termination of employment in certain circumstances:

			By the Company	By the Company
			without Cause by	without Cause or
Mr. Coles’s			the Executive for	by the Executive
Benefits and Payments			Good Reason (during	for Good Reason
Upon Termination or			change in control	(no change in
Change of Control(1)	Death	Disability	period)	control)	Change in Control

Cash Payments	X	X	X	X	X
Acceleration of Equity Awards	$202,204	$202,204	$202,204	X	$202,204	(1)
Value of Benefits Continuation	X	X	X	X	X
Total	$202,204	$202,204	$202,204	X	$202,204

(1)	Assumes Mr. Cole’s equity awards are not assumed or equivalent equity awards are not substituted for the outstanding equity awards by the Company or its successor.

Dean C. Graham

In November 2009, we entered into a separation agreement with Mr. Graham. Pursuant to the agreement, Mr. Graham received a severance payment of $3,975,000 from the Company and, other than options to purchase 350,000 shares of the Company’s common stock which were forfeited by Mr. Graham, all of his unvested equity awards became vested on December 30, 2009. The value of these equity awards upon vesting was $296,020.

As of December 31, 2009, Mr. Graham was no longer an executive with the Company and will not receive payment upon a change of control of the Company.

Thomas A. Fink

In March 2009, we entered into a separation and consulting agreement with Mr. Fink. Pursuant to the agreement, the Company paid $2,988,209 million for the benefit of Mr. Fink in June 2009.

As of December 31, 2009, Mr. Fink was no longer an executive with the Company and will not receive payment upon a change of control of the Company.

DIRECTOR COMPENSATION
(for the fiscal year ended December 31, 2009)

The compensation program for Company outside directors consists of annual retainer fees, meeting fees and long-term equity awards. The Company pays its directors an annual retainer fee of $50,000. Members of the Audit Committee are paid an additional retainer fee of $10,000, or $20,000 in the case of the chairperson. Members of certain other Board committees are paid an additional retainer fee of $7,500 for each committee on which they serve, or $15,000 in the case of the chairperson of each such other committee. In addition, from time to time the Company may establish special or other committees for which members may receive similar compensation. All retainer fees are generally paid within two weeks of our Annual Meeting of Stockholders. Each director also receives $1,000 for each Board meeting attended (in person or telephonically), and members of the Audit Committee and members of certain other Board committees are paid $2,000 and $1,000, respectively, for each meeting of their respective committees attended (in person or telephonically). Meeting fees are paid quarterly.

Directors may elect to receive their annual retainers and meeting fees in whole or in part in the form of cash, immediately vested shares of restricted stock and/or immediately exercisable stock options. Restricted stock is valued based on the closing market price of the Company’s common stock on the grant date, and stock options are valued in an amount equal to five times the number of shares that would have been payable had the director elected to receive fees in the form of restricted stock. Stock options have a ten-year term and an exercise price equal to at least the closing market price of the Company’s common stock on the grant date.

In connection with each Annual Meeting of Stockholders, each director then serving on the Board receives a long-term equity award of $75,000, which is paid, at the election of each director, in whole or in part in shares of restricted stock and/or stock options calculated as described in the preceding paragraph.

Unlike annual retainers and meeting fees, restricted stock and options paid for long-term equity awards are intended to vest or become exercisable, as applicable, in full one year after the grant date. The Company sets these vest dates on the date of the next Annual Meeting of Stockholders. For unvested restricted stock, cash dividends paid during the vesting period are credited in the form of additional shares of unvested restricted stock with the same vesting schedule as the restricted stock to which they relate. Stock options have a ten-year term and an exercise price equal to at least the closing market price of the Company’s common stock on the grant date.

Directors may elect to defer retainers, fees and equity awards received in cash or restricted stock into restricted stock units under our deferred compensation plan with the same vesting as the restricted stock to which they relate. A restricted stock unit is an unfunded right to receive one share of our common stock at a future date. Restricted stock units are credited with dividend equivalents in the form of additional stock units with the same vesting schedule as the restricted stock units to which they relate and are payable in the form of common stock at the earlier of the date elected by the director or in a lump sum or annual payments following termination of the director’s service.

Directors do not receive any perquisites and do not receive above-market nonqualified deferred compensation plan earnings. Directors are reimbursed for their reasonable expenses of attending Board and committee meetings. During 2009, Mr. Delaney received no separate compensation for his service as a director and is not included in the table.

	Fees Earned
	or Paid in	Stock	Option
	Cash	Awards(1)	Awards(1)	Total
Name	($)	($)	($)	($)

William G. Byrnes(2)	12,500	191,264	—	203,764
Frederick W. Eubank, II(3)	—	178,531	—	178,531
Andrew B. Fremder(4)	66,221	117,528	—	183,749
C. William Hosler(5)	—	166,026	—	166,026
Timothy M. Hurd(6)	—	—	483,214	483,214
Sara Grootwassink Lewis(7)	103,000	264	210,897	314,161
Lawrence C. Nussdorf(8)	50,500	127,264	—	177,764

(1)	Amounts shown in these columns represent aggregate grant date fair value of equity awards computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of the grant date fair value are included in footnote 18 of the Company’s 2009 audited consolidated financial statements. The aggregate number of restricted stock, restricted stock units and option awards outstanding at December 31, 2009 appears below in the “Outstanding Director Equity Awards at Fiscal Year End” table.

(2)	Mr. Byrnes received director compensation in cash and deferred restricted stock awards in the form of restricted stock units. The cash fees represent 50% of his meeting fees paid in 2009 for two meetings that occurred during 2008. The restricted stock unit awards represent 100% of his annual retainer, 2009 meeting fees and his long-term equity award and 50% of his meeting fees paid in 2009 for two meetings that occurred during 2008. During 2009, Mr. Byrnes received the following awards: 216 restricted stock units on March 31, 2009 with a grant date fair value of $264; 13,115 restricted stock units on March 31, 2009 with a grant date fair value of $16,000; 22,654 restricted stock units on April 30, 2009 with a grant date fair value of $70,001; 24,272 restricted stock units on April 30, 2009 with a grant date fair value of $75,000; 2,049 restricted stock units on June 30, 2009 with a grant date fair value of $9,999; 1,843 restricted stock units on September 30, 2009 with a grant date fair value of $7,999; and 3,023 restricted stock units on December 31, 2009 with a grant date fair value of $12,001.

(3)	Mr. Eubank received director compensation in deferred restricted stock awards in the form of restricted stock units representing his annual retainers, 2009 meeting fees and long-term equity award and meeting fees paid in 2009 for two meetings that occurred during 2008. During 2009, Mr. Eubank received the following awards: 433 restricted stock units on March 31, 2009 with a grant date fair value of $528; 12,295 restricted stock units on March 31, 2009 with a grant date fair value of $15,000; 21,036 restricted stock units on April 30, 2009 with a grant date fair value of $65,002; 24,272 restricted stock units on April 30, 2009 with a grant date fair value of $75,000; 1,844 restricted stock units on June 30, 2009 with a grant date fair value of $8,999; 922 restricted stock units on September 30, 2009 with a grant date fair value of $4,002 and 2,519 restricted stock units on December 31, 2009 with a grant date fair value of $10,000.

(4)	Mr. Fremder received director compensation in cash and deferred restricted stock awards in the form of restricted stock units. The cash fees represent his annual retainers. The restricted stock unit awards represent his 2009 meeting fees and long-term equity award and meeting fees paid in 2009 for two meetings that occurred during 2008. During 2009, Mr. Fremder received the following awards: 433 restricted stock units on March 31, 2009 with a grant date fair value of $528; 9,836 restricted stock units on March 31, 2009 with a grant date fair value of $12,001; 24,272 restricted stock units on April 30, 2009 with a grant date fair value of $75,000; 2,459 restricted stock units on June 30, 2009 with a grant date fair value of $12,000; 1,382 restricted stock units on September 30, 2009 with a grant date fair value of $5,998; and 3,023 restricted stock units on December 31, 2009 with a grant date fair value of $12,001.

(5)	Mr. Hosler received director compensation in deferred restricted stock awards in the form of restricted stock units. The restricted stock unit awards represent his annual retainers, 2009 meeting fees and long-term equity award and meeting fees paid in 2009 for two meetings that occurred during 2008. During 2009, Mr. Hosler received the following awards: 433 restricted stock units on March 31, 2009 with a grant date fair value of $528; 11,475 restricted stock units on March 31, 2009 with a grant date fair value of $14,000; 18,608 restricted stock units on April 30, 2009 with a grant date fair value of $57,499; 24,272 restricted stock units on April 30, 2009 with a grant date fair value of $75,000; 1,639 restricted stock units on June 30, 2009 with a grant date fair value of $7,998; 461 restricted stock units on September 30, 2009 with a grant date fair value of $2,001; and 2,267 restricted stock units on December 31, 2009 with a grant date fair value of $9,000.

(6)	Mr. Hurd received director compensation in stock option awards. The stock options represent his annual retainers, 2009 meeting fees and long-term equity award and meeting fees paid in 2009 for two meetings that occurred during 2008. During 2009, Mr. Hurd received the following awards: 2,165 stock options on March 31, 2009 with a grant date fair value of $576; 57,377 stock options on March 31, 2009 with a grant date fair value of $33,084; 105,178 stock options on April 30, 2009 with a grant date fair value of $182,778; 121,359 stock options on April 30, 2009 with a grant date fair value of $210,898; 8,197 stock options on June 30, 2009 with a grant date fair value of $23,312; 2,304 stock options on September 30, 2009 with a grant date fair value of $5,872; and 11,335 stock options on December 31, 2009 with a grant date fair value of $26,694.

(7)	Ms. Grootwassink Lewis received director compensation in cash, stock options and deferred restricted stock awards in the form of restricted stock units. The cash fees represent 100% of her 2009 meeting fees and annual retainers, and 50% of her meeting fees paid in 2009 for two meetings that occurred during 2008. The stock options represent her long-term equity award. During 2009, Ms. Grootwassink Lewis received the following awards: 216 restricted stock units on March 31, 2009 with a grant date fair value of $264 and 121,359 stock options on April 30, 2009 with a grant date fair value of $210,897.

(8)	Mr. Nussdorf received director compensation in cash and deferred restricted stock awards in the form of restricted stock units. The cash fees represent 50% of his annual retainers, 2009 meeting fees and meeting fees paid in 2009 for two meetings that occurred during 2008. The restricted stock unit awards represent 50% of his annual retainers, 2009 meeting fees and meeting fees paid in 2009 for two meetings that occurred during 2008, and 100% of his long-term equity award. During 2009, Mr. Nussdorf received the following awards: 216 restricted stock units on March 31, 2009 with a grant date fair value of $263; 6,557 restricted stock units on March 31, 2009 with a grant date fair value of $8,000; 9,709 restricted stock units on April 30, 2009 with a grant date fair value of $30,001; 24,272 restricted stock units on April 30, 2009 with a grant date fair value of $75,000; 1,025 restricted stock units on June 30, 2009 with a grant date fair value of $5,002; 691 restricted stock units on September 30, 2009 with a grant date fair value of $2,999; and 1,511 restricted stock units on December 31, 2009 with a grant date fair value of $5,999.

OUTSTANDING DIRECTOR EQUITY AWARDS
AT FISCAL YEAR-END
(for the fiscal year ended December 31, 2009)

Restricted Stock or
	Restricted Stock Units	Stock Option Awards(#)
Name	(vested/unvested)(#)	(exercisable/unexercisable)

William G. Byrnes	65,284/24,438	35,477/—
Frederick W. Eubank, II	62,357/24,438	18,486/—
Andrew B. Fremder	35,831/24,438	18,486/—
C. William Hosler	50,635/24,438	—/—
Timothy M. Hurd	157/—	302,668/121,359
Sara Grootwassink Lewis	29,609/—	25,231/121,359
Lawrence C. Nussdorf	35,896/24,438	—/—

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the following information as of the end of the Company’s 2009 fiscal year for (i) compensation plans previously approved by the Company’s stockholders and (ii) compensation plans not previously approved by the Company’s stockholders:

(1) the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

(2) the weighted-average exercise price of such outstanding options, warrants and rights; and

(3) other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

			Number of Securities
			Remaining Available for
	Number of Securities to be	Weighted Average	Future Issuance Under
	Issued Upon Exercise of	Exercise price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by stockholders(1)	7,622,855	$5.65	3,238,008
Equity compensation plans not approved by stockholders(2)	48,937	$7.83	—

Total	7,671,792	—	3,238,008

(1)	The equity compensation plan approved by stockholders is the Company’s Third Amended and Restated Equity Incentive Plan.

(2)	In December 2002, we granted options to two employees to purchase 75,000 and 30,000 shares, respectively, in each case at a price of $8.52 per share. The options vested 20% on the date of grant and vested in equal installments over the next four anniversaries of the grant date. The options will expire in December 2012 if not previously exercised. In connection with our grant of these options, Messrs. Delaney and Fish granted us reciprocal options to purchase an aggregate of 105,000 shares of our common stock held by them, if and to the extent the options granted to the two employees are exercised. In connection with our earnings and profits dividend paid in February 2006, the total number of shares underlying the option and the exercise price were adjusted to 114,187 and $7.83, respectively.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The information presented below regarding beneficial ownership of common stock has been presented in accordance with the rules of the SEC and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of common stock includes any shares to which a person, directly or indirectly, has or shares voting power or investment power and any shares as to which a person has the right to acquire such voting or investment power within 60 days through the vesting of any restricted stock unit or the exercise of any stock option or other right.

Except as otherwise noted in the footnotes below, the following table presents, as of March 9, 2010, information based on the Company’s records and filings with the SEC regarding beneficial ownership of the following persons:

•	each person, other than directors and executive officers, known by us to be the beneficial owner of more than 5% of our common stock;

•	each director and each nominee to the Board of Directors;

•	the Company’s Executive Chairman, Co-Chief Executive Officers and Chief Financial Officer and the other named executive officers for 2009; and

•	all directors and executive officers of the Company as a group.

Except as described below, for all shares owned, the Company believes that each director or executive officer possesses sole voting power and sole investment power.

The percentage of shares beneficially owned is based on 322,775,602 outstanding shares of our common stock as of March 9, 2010.

Unless otherwise specified, the address for each person is c/o CapitalSource Inc., 4445 Willard Avenue, 12th Floor, Chevy Chase, MD 20815.

Name of Executive Officer, Director or 5%	Shares Beneficially	Percentage of Shares
Beneficial Owner	Owned	Beneficially Owned

Madison Dearborn Partners III, L.P.(1)	24,138,557	7.48%
FMR LLC(2)	32,149,276	9.96%
The Baupost Group, L.L.C.(3)	20,278,400	6.28%
Wells Fargo and Company(4)	19,982,474	6.19%
John K. Delaney(5)	7,754,546	2.38%
Steven A. Museles(6)	377,294	*
James J. Pieczynski(7)	290,796	*
Donald F. Cole(8)	106,759	*
Douglas (“Tad”) Lowrey(9)	195,963	*
William G. Byrnes(10)	173,823	*
Frederick W. Eubank, II(11)	199,862	*
Andrew B. Fremder(12)	116,255	*
Sara Grootwassink Lewis(13)	191,257	*
C. William Hosler(14)	77,073	*
Timothy M. Hurd(1)(15)	24,562,741	7.60%
Lawrence C. Nussdorf(16)	64,334	*
Dean C. Graham(17)	153,174	*
Thomas A. Fink(18)	183,414	*
All directors and executive officers as a group (15 persons including those named above)(19)	34,548,041	10.56%

*	Less than one percent.

(1)	Includes 23,604,921 shares held directly or beneficially owned by Madison Dearborn Capital Partners III, L.P. (“MDCP”), 524,128 shares held directly or beneficially owned by Madison Dearborn Special Equity III, L.P. (“MDSE”), and 9,508 shares held directly by Special Advisors Fund I, LLC (“SAF”). The shares held or beneficially owned by MDCP, MDSE and SAF may be deemed to be beneficially owned by Madison Dearborn Partners III, L.P. (“MDP III”), the general partner of MDCP and MDSE and the manager of SAF. As the sole members of a limited partner committee of MDP III that has the power, acting by majority vote, to vote or dispose of the shares directly held or beneficially owned by MDCP, MDSE and SAF, John A. Canning, Paul J. Finnegan and Samuel M. Mencoff have shared voting and investment power over such shares. MDP III, MDCP, MDSE and SAF may be deemed to be a group for purposes of Rule 13(d)-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), but expressly disclaim group attribution other than as disclosed in a Schedule 13D/A filed for MDP III with respect to these shares. Messrs. Canning, Finnegan and Mencoff, and MDP III each hereby disclaims any beneficial ownership of any shares directly held or beneficially owned by MDCP, MDSE and SAF, except to the extent of their respective pecuniary interests therein. The address for the Madison Dearborn Partners entities and persons is Three First National Plaza, Suite 4600, Chicago, IL 60602.

(2)	Ownership information as of December 31, 2009, based on a Schedule 13G/A filed with the SEC on February 16, 2010. FMR LLC has sole power to dispose of 32,149,276 shares of the Company’s common stock. Fidelity Management and Research Company (“Fidelity”) is a wholly-owned subsidiary of FMR LLC, and beneficially owns such 32,149,276 shares of the Company’s common stock as a result of its role as an investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Through their control of Fidelity, FMR LLC and Edward C. Johnson 3d, as the chairman and predominant owner of FMR LLC, have the sole power to dispose of such 32,149,276 shares. Ownership information does not include 166,085 shares of the Company’s common stock reported by FMR LLC in the Schedule 13G/A filed with the SEC on February 16, 2010 as beneficially owned by the entities referenced in such Schedule 13G/A as a result of the assumed conversion of the Company’s convertible notes. The address for FMR LLC, Fidelity and Edward C. Johnson 3d is 82 Devonshire Street, Boston, MA 02109.

(3)	Ownership information as of December 31, 2009, based on a Schedule 13G filed with the SEC on February 12, 2010. The Baupost Group, L.L.C. (“Baupost”), SAK Corporation (“SAK”), and Seth A. Klarman each has shared power to vote and dispose of 20,278,400 shares of the Company’s common stock. Baupost is a registered investment adviser and SAK is the manager of Baupost. Seth A. Klarman, as the sole director of SAK and a controlling person of Baupost, may be deemed to have beneficial ownership under Section 13(d) of the Exchange Act of the securities beneficially owned by Baupost. The shares of the Company’s common stock reported as beneficially owned by Baupost include shares of common stock purchased on behalf of various investment limited partnerships. SAK and Seth A. Klarman disclaim beneficial ownership of the shares of the Company’s common stock covered by the Schedule 13G, except to the extent of their pecuniary interest therein. The address for Baupost, SAK and Seth A. Klarman is 10 St. James Avenue, Suite 1700, Boston, Massachusetts 02116.

(4)	Ownership information as of January 31, 2010, based on a Schedule 13G filed with the SEC on February 3, 2010. Wells Fargo and Company (“Wells”) has sole power to vote 18,738,845 shares of the Company’s common stock, shared power to vote 8,322 shares of the Company’s common stock, sole power to dispose of 18,107,441 shares of the Company’s common stock and shared power to dispose of 14,552 shares of the Company’s common stock. Wells filed the Schedule 13G on its own behalf and on behalf of its subsidiaries, Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC, Wachovia Capital Partners 2000, LLC, Wells Fargo Advisors, LLC, Wachovia Bank, National Association, Calibre Advisory Services, Inc., Wells Fargo Delaware Trust Company, N.A., Wells Fargo Advisors Financial Network, LLC, Wells Fargo Bank, N.A. and Evergreen Investment Management Company, LLC. The address for the reporting persons is 420 Montgomery Street, San Francisco, California 94104.

(5)	Includes options to purchase 800,000 shares that are currently exercisable, 2,199,635 vested stock units, 3,401,432 shares as to which Mr. Delaney may be deemed to share voting and investment power, 353,479 shares that are directly held by the Delaney Family Trust with respect to which Mr. Delaney’s mother serves as the trustee, 500,000 shares that are directly held by a GRAT for which Mr. Delaney serves as the trustee and 500,000 shares that are directly held by a GRAT for which Mr. Delaney’s spouse serves as the trustee.

(6)	Includes 251,376 shares as to which Mr. Museles may be deemed to share voting and investment power.

(7)	Includes options to purchase 32,625 shares that are currently exercisable, 4,000 shares that are directly held by Mr. Pieczynski’s spouse and 215,444 shares as to which Mr. Pieczynski may be deemed to share voting and investment power, including 1,119 shares beneficially owned by Mr. Pieczynski that are directly held by the Pieczynski Living Trust with respect to which Mr. Pieczynski and his spouse serve as trustees.

(8)	Includes 9,129 shares that are held in a margin account and may be pledged as security for margin debt.

(9)	Includes 16,371 shares beneficially owned by Mr. Lowrey that are directly held by the Lowrey Family Trust with respect to which Mr. Lowrey and his spouse serve as trustees and Mr. Lowrey may be deemed to share voting and investment power, and which are held in a margin account and may be pledged as security for margin debt.

(10)	Includes options to purchase 35,477 shares that are currently exercisable, 89,722 restricted stock units that are currently vested or that will vest within 60 days of March 9, 2010, and 8,875 shares as to which Mr. Byrnes may be deemed to share voting and investment power.

(11)	Includes options to purchase 18,486 shares that are currently exercisable, and 86,795 restricted stock units that are currently vested or that will vest within 60 days of March 9, 2010. Mr. Eubank’s address is c/o Pamlico Capital Management, LP, 301 S. College Street, 12th Floor, D1053-121, Charlotte, NC 28202.

(12)	Includes options to purchase 18,486 shares that are currently exercisable and 60,269 restricted stock units that are currently vested or that will vest within 60 days of March 9, 2010.

(13)	Includes options to purchase 146,590 shares that are currently exercisable or that will become exercisable within 60 days of March 9, 2010 and 29,609 restricted stock units that are currently vested.

(14)	Includes 75,073 restricted stock units that are currently vested or that will vest within 60 days of March 9, 2010.

(15)	Includes options to purchase 424,027 shares that are currently exercisable or that will become exercisable within 60 days of March 9, 2010 and 157 restricted stock units that are currently vested. All other shares are held or beneficially owned by MDCP, MDSE and SAF as reported in Footnote (1) above. Mr. Hurd is a Managing Director of the general partner of MDP III and a limited partner of MDP III, and therefore may be deemed to share voting and investment power over such shares (except as indicated in Footnote (1) above) and therefore to beneficially own such shares. Mr. Hurd disclaims beneficial ownership of all such shares, except to the extent of his pecuniary interest therein. The address for Mr. Hurd is c/o Madison Dearborn Partners, LLC, Three First National Plaza, Suite 4600, Chicago, IL 60602.

(16)	Includes 60,334 restricted stock units that are currently vested or that will vest within 60 days of March 9, 2010. Mr. Nussdorf’s address is c/o Clark Enterprises, Inc., 7500 Old Georgetown Road, 15th Floor, Bethesda, MD 20814-6195.

(17)	Ownership information as of February 15, 2010. Consists of options to purchase 150,000 shares that are currently exercisable.

(18)	Ownership information as of February 15, 2010. Includes options to purchase 17,800 shares that are currently exercisable. Also includes 2,107 shares as to which Mr. Fink may be deemed to share voting and investment power, including 2,107 shares directly held by Mr. Fink’s children and with respect to which Mr. Fink acts as custodian.

(19)	Includes options to purchase 1,643,491 shares that are currently exercisable or exercisable within 60 days of March 9, 2010, and 2,601,594 stock units that are currently vested or that will vest within 60 days of March 9, 2010.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

We believe that all of our directors, executive officers and beneficial owners of more than 10% of our common stock reported on a timely basis all transactions required to be reported by Section 16(a) during fiscal 2009.

Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled “Compensation Committee Report” and “Report of the Audit Committee” (to the extent permitted by the rules of the Securities and Exchange Commission) will not be deemed incorporated, unless specifically provided otherwise in such filing.

Other Matters

As of the date of this proxy statement, the Board does not intend to present any matter for action at the 2010 Annual Meeting other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

Stockholder Proposals for 2011 Annual Meeting

Stockholder proposals for the Company’s 2011 Annual Meeting must be received at the Company’s principal executive offices addressed to the Corporate Secretary by November 19, 2010 to be considered timely or to be eligible for inclusion in the proxy materials. A stockholder who wishes to present a proposal at the Company’s 2011 Annual Meeting, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices addressed to the Corporate Secretary by November 19, 2010.

Cost of Soliciting Proxies

The cost of soliciting proxies will be borne by the Company. In addition to the original solicitation of proxies, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally, by telephone or other means. The Company also will request that brokerage houses, nominees, custodians and fiduciaries forward soliciting materials to the beneficial owners of stock held of record and will reimburse them for forwarding the materials.

In February 2010, the Company engaged Innisfree M&A Incorporated (“Innisfree”) to provide proxy solicitation services in connection with the 2010 Annual Meeting. In connection with retaining Innisfree, the Company anticipates paying a fee of $12,500, plus costs and expenses. If there is a proxy contest, the Company will pay additional mutually agreed fees to Innisfree.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders may be “householding” our proxy materials, to the extent such stockholders have given their prior express or implied consent in accordance with SEC rules. A single Notice of Internet Availability of Proxy Materials (“Notice”), proxy statement and annual report (if you requested one) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice, proxy statement and annual report, please notify your broker to discontinue householding.

If you are a holder of record and would like to consent to householding or, alternatively, to revoke your householding consent and receive a separate copy of the Notice, proxy statement and annual report in the future, please contact Broadridge Financial Solutions, Inc. (Broadridge), either by calling toll free at 800-542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, USA.

Annual Report

Annual Meeting Materials

The Notice of Internet Availability of Proxy Materials, Notice of Annual Meeting, this proxy statement and the Company’s 2009 Annual Report on Form 10-K have been made available to all stockholders entitled to notice of, and to vote at, the 2010 Annual Meeting. You may request a copy of our 2009 Annual Report by following the directions on the Notice of Internet Availability of Proxy Materials, or by writing to our Investor Relations Department at 4445 Willard Avenue, Chevy Chase, MD 20815. These materials also are available on our website at www.capitalsource.com. The 2009 Annual Report on Form 10-K is not incorporated into this proxy statement and is not considered proxy soliciting material.

March 19, 2010

APPENDIX A

Third Amended and Restated Equity Incentive Plan

CAPITALSOURCE INC.

THIRD AMENDED AND RESTATED EQUITY INCENTIVE PLAN

i

ii

CAPITALSOURCE INC.

THIRD AMENDED AND RESTATED EQUITY INCENTIVE PLAN

CapitalSource Inc., a Delaware corporation (the “Company”), sets forth herein the terms of its Third Amended and Restated Equity Incentive Plan (as amended, the “Plan”) as of [date of annual meeting], 2010, as follows:

1.  PURPOSE

This Plan is intended to (a) provide incentive to eligible persons to stimulate their efforts toward the continued success of the Company and to operate and manage their businesses in a manner that will provide for the long-term growth and profitability of the Company; and (b) provide a means of obtaining, rewarding and retaining key personnel. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock units, unrestricted stock, dividend equivalent rights and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.  DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1  “Affiliate” means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary. For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate unless the Company holds a “controlling interest” in such entity, where the term “controlling interest” has the same meaning as provided in Treasury Regulations section 1.414(c)-2(b)(2)(i), provided that the language “at least 50 percent” is used instead of “at least 80 percent” and, provided further, that where granting of stock options or stock appreciation rights is based upon a legitimate business criteria, the language “at least 20 percent” is used instead of “at least 80 percent” each place it appears in Treasury Regulations section 1.414(c)-2(b)(2)(i).

2.2  “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 15) over a performance period of up to and including one year (the fiscal year, unless otherwise specified by the Committee).

2.3  “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Unrestricted Stock, Stock Unit, Dividend Equivalent Rights, or cash award under the Plan.

2.4  “Award Agreement” means the written or electronic agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

2.5  “Benefit Arrangement” shall have the meaning set forth in Section 16 hereof.

2.6  “Board” means the Board of Directors of the Company.

2.7  “Cause” unless otherwise provided by the Board or the Committee in the Award Agreement, has the same meaning as provided in the employment agreement between the Service Provider and the Company or any Affiliate of the Company on the date of Termination of Employment, or if no such definition or employment agreement exists, “Cause” means conduct amounting to (i) fraud or dishonesty against the Company or any Affiliate of the Company, (ii) Service Provider’s willful misconduct, repeated refusal to follow the reasonable directions of the Board, any executive officer or departmental head of the Company or any Affiliate, or knowing violation of law in the course of performance of the duties of Service Provider’s employment with, or Service to, the Company or any Affiliate of the Company, (iii) repeated absences from work without a reasonable excuse, (iv) intoxication with alcohol or drugs while on the Company’s or any Affiliate of the Company’s premises or while performing Services for the Company or any of its Affiliates, (v) a conviction or plea of guilty or nolo contendere to a felony or a crime involving dishonesty, or (vi) a material breach or violation of the terms of any employment or other agreement to which Service Provider and the Company, or, if applicable, any Affiliate of the Company are parties.

2.8  “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.9  “Committee” means the Compensation Committee of the Board or other committee of the Board to which authority has been delegated pursuant to Section 3.2.

2.10  “Company” means CapitalSource Inc.

2.11  “Corporate Transaction” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates of the Company or Affiliates of such shareholders immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.12  “Covered Employee” means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

2.13  “Disability” has the same meaning as provided in the long-term disability plan or policy maintained by the Company or, if applicable, any Affiliate of the Company for the Service Provider. If no long-term disability plan or policy was ever maintained on behalf of the Service Provider, Disability shall mean that condition described in Code Section 22(e)(3), as amended from time to time. In the event of a dispute, the determination of Disability shall be made by the Board and shall be supported by advice of a physician competent in the area to which such Disability relates.

2.14  “Dividend Equivalent” means a right, granted to a Grantee under Section 14 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

2.15  “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.16  “Fair Market Value” means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market, the principal exchange or market on which the shares of Stock are listed) on the Grant Date or such other determination date or, if no sale of Stock is reported for such date, the Fair Market Value shall be the Fair Market Value on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith. Notwithstanding the foregoing, for Options with a Grant Date of the date of the assumption of the Plan by the Company from CapitalSource Holdings LLC, Fair Market Value on such Grant Date shall be the price per share at which the Company sold Stock in the Company’s initial public offering as set forth in the underwriting agreement among the Company, the selling stockholders named therein and the representatives of the several underwriters named in a schedule thereto. Effective as of August 11, 2009, for purposes of determining taxable income and the amount of the related tax withholding obligation under Section 19.3, notwithstanding this Section 2.16 or Section 19.3, for any shares of Stock that are sold on the same day that such shares are first legally saleable pursuant to the terms of the applicable Award Agreement, Fair Market Value shall be determined based upon the sale price for such shares so long as the grantee has provided the Company with advance written notice of such sale.

2.17  “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which any one or more of these

2

persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more of these persons (or the Grantee) own more than fifty percent of the voting interests.

2.18  “Grant Date” means, as determined by the Board or the Committee, the latest to occur of (i) the date as of which the Board or such Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

2.19  “Grantee” means a person who receives or holds an Award under the Plan.

2.20  “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.21  “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.22  “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.23  “Option Price” means the purchase price for each share of Stock subject to an Option.

2.24  “Other Agreement” shall have the meaning set forth in Section 16 hereof.

2.25  “Outside Director” means a member of the Board who is not an officer or employee of the Company.

2.26  “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 15) over a performance period of more than one year.

2.27  “Plan” means this CapitalSource Inc. Third Amended and Restated Equity Incentive Plan, as amended, modified or restated from time to time.

2.28  “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Stock Units.

2.29  “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.30  “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 11 hereof.

2.31  “SAR Exercise Price” means the per share exercise price of an SAR granted to a Grantee under Section 10 hereof.

2.32  “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.33  “Service” means service as an employee, officer, Outside Director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, Outside Director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board or the Committee, which determination shall be final, binding and conclusive.

2.34  “Service Provider” means an employee, officer or Outside Director of the Company or an Affiliate, or an individual who is a consultant or adviser providing services to the Company or an Affiliate.

2.35  “Stock” means the common stock, par value $.01 per share, of the Company.

2.36  “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 10 hereof.

2.37  “Stock Unit” means a bookkeeping entry representing the equivalent of a share of Stock, awarded to a Grantee pursuant to Section 11 hereof.

3

2.38  “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.39  “Substitute Award” means an Award granted upon assumption of, or in substitution for, an outstanding award previously granted by a company or other entity acquired by the Company or any Affiliate with which the Company or any Affiliate combines.

2.40  “Termination Date” means the date upon which an Option or SAR shall terminate or expire, as set forth in Section 8.3 hereof.

2.41  “Ten Percent Stockholder” means an employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42  “Unrestricted Stock” means an Award pursuant to Section 12 hereof.

3.  ADMINISTRATION OF THE PLAN

3.1.  Board

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s amended and restated certificate of incorporation and amended and restated by-laws, in each case, as amended, modified or supplemented from time to time, and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s amended and restated certificate of incorporation and amended and restated by-laws, in each case, as amended, modified or supplemented from time to time, and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive.

3.2.  Committee

The Board from time to time may delegate to the Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and other applicable provisions, as the Board shall determine, consistent with the amended and restated certificate of incorporation and amended and restated by-laws of the Company, in each case, as amended, modified or supplemented from time to time, and applicable law. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not be Outside Directors, who, among other responsibilities and delegations, may administer the Plan with respect to employees or other Service Providers who are not Reporting Persons or directors of the Company or its Affiliates, may grant Awards under the Plan to such employees or other Service Providers, and may determine all terms of such Awards. In addition, the Committee may delegate to one or more executive officers of the Company or its Affiliates the authority to grant Awards to employees or other Service Providers who are not Reporting Persons or directors of the Company or its Affiliates. Such delegation shall specify the maximum number of shares of Stock that may be granted by such officer(s), as well as the time period during which the delegation shall remain in effect. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by any committee of the Board, including, without limitation, the Committee if the power and authority to do so has been delegated to such Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by any such committee, including, without limitation, the Committee, shall be final, binding and conclusive. To the extent permitted by law, each such committee, including, without limitation, the Committee, may delegate its

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authority under the Plan to a member of the Board. Effective as of [date of annual meeting], 2010, discretionary Awards to Outside Directors must be approved by the Committee.

3.3.  Terms of Awards

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(i) designate Grantees,

(ii) determine the type or types of Awards to be made to a Grantee,

(iii) determine the number of shares of Stock to be subject to an Award,

(iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, delivery or forfeiture of an Award or the shares of Stock subject thereto, the treatment of an Award in the event of a Corporate Transaction and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

(v) prescribe the form of each Award Agreement evidencing an Award, and

(vi) amend, modify, or supplement the terms of any outstanding Award, subject to Section 3.7. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make or modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Committee may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan or any other agreement with the Grantee, as applicable.

Furthermore, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company as a result of misconduct, with regard to any financial reporting requirement under the securities laws, the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 and any Grantee who knowingly engaged in the misconduct, was grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct or was grossly negligent in failing to prevent the misconduct, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

Notwithstanding any other provision of this Plan or any provision of any Award Agreement, if the Company is required to prepare an accounting restatement, then Grantees shall forfeit any cash or Stock received in connection with an Award having a Grant Date on or after April 30, 2009 (or an amount equal to the fair market value of such Stock on the date of delivery if the Grantee no longer holds the shares of Stock) if pursuant to the terms of the Award Agreement for such Award the amount of the Award earned or the vesting in the Award was explicitly based on the achievement of pre-established performance goals set forth in the Award Agreement (including earnings, gains, or other criteria) that are later determined, as a result of the accounting restatement, not to have been achieved.

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3.4.  Deferral Arrangement

The Board may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans. Any such deferrals shall be made in a manner that complies with Code Section 409A.

3.5.  No Liability

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.6.  Share Issuance/Book-Entry.

Notwithstanding any other provision of this Plan to the contrary, the issuance of the shares of Stock under the Plan may be evidenced in such a manner as the Board, in its discretion, deems appropriate, including, without limitation, book-entry registration or issuance of one or more share certificates.

3.7.  No Repricing.

Other than pursuant to Section 18 and except in connection with a Corporate Transaction involving the Company and/or any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares, notwithstanding any other provision in the Plan to the contrary, the terms of outstanding Options or SARs may not be amended without stockholder approval to (i) reduce their Option Price or SAR Exercise Price, as applicable, or (ii) cancel, exchange, substitute, buyout or surrender such outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an Option Price or SAR Exercise Price, as applicable, that is less than the Option Price or SAR Exercise Price, as applicable, of the original Options or SARs.

4.  STOCK SUBJECT TO THE PLAN

4.1.  Number of Shares of Stock Available for Awards and Share Usage

Effective as of [date of annual meeting], 2010 and subject to adjustment as provided in Section 18 hereof, the number of shares of Stock available for issuance under the Plan shall be increased to sixty six million (66,000,000). Any shares of Stock that are subject to Awards of Options shall be counted against this limit as one (1) share for every one (1) share issued. With respect to Stock Appreciation Rights, when a stock-settled Stock Appreciation Right grant is exercised, the shares subject to such Award will be counted against the maximum share limitations as one (1) share for every share subject thereto, regardless of the number of shares actually issued to settle the Stock Appreciation Right upon exercise. Any shares that are subject to Awards other than Options or Stock Appreciation Rights shall be counted against this limit as one and one-half (1 1/2) shares for every one (1) share granted. Stock issued or to be issued under the Plan shall be authorized but unissued shares or treasury shares. If any shares covered by an Award are not purchased or are forfeited, if an Award is settled in cash or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture, cash payment or termination, again be available for making Awards under the Plan. Any shares of Stock that again become available for grant pursuant to this Article 4 shall be added back as one (1) share if such shares were subject to Options or Stock Appreciation Rights granted under the Plan, and as one and one-half (1 1/2) shares if such shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan. Shares issued pursuant to Awards granted in substitution for awards held by employees of a business entity acquired by the Company or an Affiliate shall not count against the shares available for issuance under the Plan.

4.2.  Adjustments in Authorized Shares.

The Board shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of shares of Stock reserved pursuant to Section 4.1 shall be increased by the corresponding number of awards assumed

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and, in the case of a substitution, by the net increase in the number of Shares subject to awards before and after the substitution. Available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the number of Shares available under the Plan, subject to applicable stock exchange requirements.

5.  DURATION AND AMENDMENTS

5.1.  [Reserved]

5.2.  Term

The Plan shall terminate automatically on [date of 2010 annual meeting], 2020, and may be terminated on any earlier date as provided in Section 5.3.

5.3.  Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board or required by applicable law. In addition, an amendment will be contingent on approval of the Company’s stockholders if the amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of shares of Stock that may be issued under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded under the Plan.

6.  AWARD ELIGIBILITY AND LIMITATIONS

6.1.  Service Providers; Outside Directors; Other Persons

Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Company or of any Affiliate, including any such Service Provider who is an officer or director of the Company, or of any Affiliate, as the Board shall determine and designate from time to time, and (ii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2.  Successive Awards

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.  Limitation on Shares of Stock Subject to Awards and Cash Awards

(i) the maximum number of shares of Stock subject to Options or SARs that can be issued under the Plan to any person eligible for an Award under Section 6 hereof is three million five hundred thousand (3,500,000) in any one calendar year;

(ii) the maximum number of shares that can be issued under the Plan, other than pursuant to an Option, SAR, or Restricted Stock or Stock Unit grant that is not performance based, to any person eligible for an Award under Section 6 hereof is three hundred thirty three thousand three hundred thirty three (333,333) in any one calendar year;

(iii) the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $5,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $5,000,000.

The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 18 hereof.

6.4.  Stand-Alone, Additional, Tandem, and Substitute Awards

Subject to Section 3.7, Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any

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award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate. Notwithstanding Sections 8.1 and 10.1 but subject to Section 3.7, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a share of Common Stock on the original date of grant; provided, that, the Option Price or grant price is determined in accordance with the principles of Code Section 424 and the regulations thereunder for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.  AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Provisions regarding the treatment of Awards following termination of Service shall be determined in the sole discretion of the Board, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service and different Services provided. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.  TERMS AND CONDITIONS OF OPTIONS

8.1.  Option Price

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.  Vesting

Subject to Sections 8.3 and 18 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement.

8.3.  Term

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

8.4.  Termination of Service

Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee’s Service. An Option that is intended to be an Incentive Stock Option shall no longer be exercisable as an Incentive Stock Option ninety (90) days after the termination of the Grantee’s Service.

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8.5.  Limitations on Exercise of Option

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, more than ten years following the Grant Date, or after the occurrence of an event which results in termination of the Option.

8.6.  Method of Exercise

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written or electronic notice of exercise on any business day , on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company many, in its sole and absolute judgment, determine to be required to withhold with respect to an Award pursuant to Section 19.3.

8.7.  Rights of Holders of Options

Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 18 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.  Delivery of Stock Certificates

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option. Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

8.9.  Limitations on Incentive Stock Options

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.10.  Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

9.  TRANSFERABILITY OF OPTIONS

9.1.  Transferability of Options

Except as provided in Section 9.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 9.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

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9.2.  Transfers

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member or to any entity that is exempt from income tax pursuant to Section 501(c)(3) of the Code, or any successor provision. For the purpose of this Section 9.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 9.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 9.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

10.  STOCK APPRECIATION RIGHTS

The Board is authorized to grant Stock Appreciation Rights (“SARs”) to Grantees on the following terms and conditions:

10.1.  Right to Payment

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, an amount not greater than the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR, as determined by the Board. The Award Agreement for an SAR shall specify the SAR Exercise Price of the SAR, which shall be at least the Fair Market Value of a share of Stock on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award; provided that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Exercise Price that is no less than the Fair Market Value of a Share on the Option Grant Date.

10.2.  Other Terms

Each SAR granted under the Plan shall terminate upon the expiration of ten years from the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR. The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement which may be cash or shares of Stock, method by or forms in which shares of Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR, provided, however, that each SAR granted under the Plan shall terminate under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.

11.  RESTRICTED STOCK AND STOCK UNITS

11.1.  Grant of Restricted Stock or Stock Units

The Board may from time to time grant Restricted Stock or Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms, if any, as the Board may determine.

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11.2.  Restrictions

At the time a grant of Restricted Stock or Stock Units is made, the Board may, in its sole discretion, establish a period of time (a “restricted period”) applicable to such Restricted Stock or Stock Units. Each Award of Restricted Stock or Stock Units may be subject to a different restricted period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Stock Units is made, prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Stock Units in accordance with Section 15.1 and 15.2. Notwithstanding the foregoing, for all grants with a Grant Date after [date of annual meeting], 2010, Restricted Stock and Stock Units that vest solely by the passage of time shall not vest in full in less than three (3) years from the Grant Date and Restricted Stock and Stock Units that vest by achieving performance targets shall not vest in full in less than one (1) year from the Grant Date; provided, however, that (i) up to five percent of the shares available for issuance under this Plan as of [date of annual meeting], 2010, may be granted pursuant to this Plan without being subject to the foregoing restrictions, and (ii) any dividends or dividend equivalents issues in connection with any Awards granted at any time under this Plan shall not be subject to or counted for either these restrictions or this five percent limit. The foregoing five percent limit shall be subject to the adjustment provisions of Section 18.2 and the share usage rules of Section 4.1. Neither Restricted Stock nor Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Stock Units.

11.3.  Restricted Stock Certificates

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company, or his delegate, shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that all such certificates, regardless of whether held by the Secretary, his delegate or delivered to the Grantee, shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement. If the Company utilizes book-entry form with appropriate restrictions noted in the Company records, and the Grantee so requests, the Company will furnish without charge the powers, designations, preferences and relative, participating, optional, or other special rights of the share of Stock and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made in writing to the Company’s Secretary.

11.4.  Rights of Holders of Restricted Stock

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends or distributions declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

11.5.  Rights of Holders of Stock Units

11.5.1.  No Voting and Dividend Rights

Unless the Board otherwise provides in an Award Agreement, holders of Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Stock Units that the holder of such Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested

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in additional Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

11.5.2.  Creditor’s Rights

A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

11.6.  Termination of Service

Unless otherwise provided in an Award Agreement or other written agreement approved by the Board, upon the termination of a Grantee’s Service, any Restricted Stock or Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Stock Units. With respect to Awards with a Grant Date after [date of annual meeting], 2010, if the Board accelerates vesting of Restricted Stock or Stock Units, except in the case of: (1) a Grantee’s death or disability, (2) acceleration required by binding commitments or agreements the Company has entered into prior to [date of annual meeting], 2010 or (3) as specified in Section 18.2, the shares subject to such Restricted Stock or Stock Units shall be deducted from the five percent limitation set forth in Section 11.2.

11.7.  Purchase of Restricted Stock

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the Award Agreement relating to such Restricted Stock. The Purchase Price shall be payable in a form described in Section 13 or, in the discretion of the Board, in consideration for past Services rendered to the Company or an Affiliate.

11.8.  Delivery of Stock

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions or restrictions prescribed by the Board as set forth in the Award Agreement, the restrictions applicable to shares of Restricted Stock or Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. In the alternative, a book-entry no longer reflecting any restrictions may be made. Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with respect to a Stock Unit once the shares of Stock represented by the Stock Unit have been delivered. Stock Units may also be settled in cash upon the determination of the Board or as specified in the applicable Award Agreement.

12.  UNRESTRICTED STOCK AWARDS

The Board may, in its sole discretion, grant to any Grantee under the Plan (or sell at par value or such other higher purchase price determined by the Board) Unrestricted Stock Awards pursuant to which Grantees may receive shares of Stock free of any restrictions (“Unrestricted Stock”), subject to the five percent limitation set forth in Section 11.2. Unrestricted Stock Awards may be granted or sold in respect of past services, performance and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. A stock certificate for such shares of Stock shall be delivered, free of all restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be. In the alternative, a book-entry may be made.

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13.  FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK AND STOCK UNITS

13.1.  General Rule

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock and Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

13.2.  Surrender of Stock

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender. In addition, and also only to the extent the Award Agreement so provides, payment of the Option Price may be made by requesting that the Company withhold shares of Stock that would otherwise be deliverable pursuant to the exercise of the Option, which shares shall be valued at their Fair Market Value on the date of exercise.

13.3.  Cashless Exercise

With respect to an Option only (and not with respect to Restricted Stock), to the extent the Award Agreement so provides and subject to compliance with applicable law, payment of the Option Price for shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 19.3 or, with the consent of the Company, by issuing the number of shares of Stock equal in value to the difference between the Option Price and the Fair Market Value of the shares of Stock subject to the portion of the Option being exercised.

13.4.  Other Forms of Payment

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to exercise of an Option or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules.

14.  DIVIDEND EQUIVALENT RIGHTS

14.1.  Dividend Equivalent Rights

A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award other than an Option or SAR or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. Subject to Code Section 409A, a Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award; provided, however, that Dividend Equivalents credited pursuant to a Dividend Equivalents Right granted as a component of another Award which vests or is earned based upon achievement of performance goals shall not vest or be paid unless the performance goals for such underlying Award are achieved.

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14.2.  Termination of Service

Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee’s rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee’s termination of Service for any reason.

15.  PERFORMANCE AND ANNUAL INCENTIVE AWARDS

15.1.  Performance Conditions

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 15.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee.

15.2.  Performance or Annual Incentive Awards Granted to Designated Covered Employees

If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 15.2.

15.2.1.  Performance Goals Generally

The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 15.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

15.2.2.  Business Criteria

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (3) net income; (4) pretax earnings and/or earnings pre-provisions for loan losses; (5) earnings before interest expense and taxes (EBIT), (6) earnings before interest expense, taxes, depreciation and amortization (EBITDA) and/or before provisions for loan losses; (7) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (8) operating margin; (9) earnings per share; (10) return on equity; (11) return on assets, (12) return on capital; (13) return on investment; (14) operating earnings; (15) working capital; (16) ratio of debt to stockholders’ equity, (17) revenue; (18) book value; (19) cash flow; (20) economic value-added models or equivalent metrics; (21) earnings before non-cash charges; (22) reductions in costs; and (23) one or more capital ratios. Such business criteria may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company (except with respect to total shareholder return and earnings per share criteria), or based upon the relative performance of other companies

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or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, reserves or allowances for loan losses, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of or accounting changes in accordance with the U.S. generally accepted accounting principles or tax changes.

15.2.3.  Timing For Establishing Performance Goals

Performance goals shall be established not later than the earlier of (i) 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, (ii) the day on which 25% of any performance period applicable to such Awards has expired, and (iii) at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

15.2.4.  Performance or Annual Incentive Award Pool

The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance in connection with Performance or Annual Incentive Awards.

15.2.5.  Settlement of Performance or Annual Incentive Awards; Other Terms

Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, Restricted Stock, Stock Units, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

15.3.  Written Determinations

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

15.4.  Status of Section 15.2 Awards Under Code Section 162(m)

It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 15.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 15.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any Award Agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

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16.  PARACHUTE LIMITATIONS

Notwithstanding any other provision of this Plan or Award Agreement or of any other Award Agreement or agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract or understanding between the Grantee and the Company or any Affiliate that expressly addresses Section 280G of the Code (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment; provided, however, that to comply with Code Section 409A, the reduction or elimination will be performed in the order in which each dollar of value subject to an Award reduces the Parachute Payment to the greatest extent.

17.  REQUIREMENTS OF LAW

17.1.  General

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company or any Affiliate of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award or otherwise result in any claim or damages. Without limiting the generality of the foregoing, specifically, in connection with the Securities Act, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or SAR or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that

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an Option or any SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock covered by such Option or SAR are registered or are exempt from registration, the exercise of such Option or SAR (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

17.2.  Rule 16b-3

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options or SARs granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan, Awards and Award Agreements in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

18.  EFFECT OF CHANGES IN CAPITALIZATION

18.1.  Changes in Stock

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Board. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options, SARs, Restricted Stock or Stock Units shall not change the aggregate Option Price, SAR Exercise Price or Purchase Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, or an unvested portion of Restricted Stock or Stock Units, as applicable, but shall include a corresponding proportionate adjustment in the Option Price, SAR Exercise Price or Purchase Price per share; provided, however, that options that are not Incentive Stock Options and SARs may be adjusted pursuant to Code Section 409A so that the difference between the aggregate exercise price over the aggregate fair market value remains the same before and after the adjustment. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s shareholders of securities of any other entity or other assets (including an extraordinary dividend but excluding a non-extraordinary dividend) without receipt of consideration by the Company, the Company shall in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the Option Price or purchase price of outstanding Options, SARs, Restricted Stock and Stock Units to reflect such distribution.

18.2.  Changes in Capitalization; Merger; Liquidation

(a) In the event of a merger, consolidation, reorganization or other Corporate Transaction of the Company, the Board may make such adjustments with respect to Awards and take such other action as it deems necessary or appropriate to reflect such merger, consolidation, reorganization or other Corporate Transaction, including, without limitation, the substitution of new Awards, the termination or the adjustment of outstanding Awards, the acceleration of Awards or the removal of restrictions on outstanding Awards, all as may be provided in the applicable Award Agreement or, if not expressly addressed therein, as the Board subsequently may determine in the event of any such transaction.

(b) In addition to or instead of any adjustments authorized in Section 18.1(a) above, in the event of a merger, consolidation, reorganization or other Corporate Transaction of the Company, the Board may elect, in its sole discretion, to cancel or repurchase any outstanding Awards issued under the Plan and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as

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determined by the Board acting in good faith), in the case of an Award consisting of Restricted Stock or Stock Units, equal to the formula or fixed price per share paid to holders of the Stock in connection with such transaction and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to the Option or SAR multiplied by the amount, if any, by which (I) the formula or fixed price per share of Stock paid to holders of Stock pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Option or SAR. Notwithstanding the foregoing, Stock Units subject to Code Section 409A shall be cancelled on a Corporate Transaction only to the extent such Corporate Transaction constitutes a “change in control event” within the meaning of Code Section 409A.

18.3.  Adjustments

Adjustments under this Section 18 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Section 18.

18.4.  No Limitations on Company

The existence of this Plan and the Awards granted pursuant to this Plan shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other act or proceeding.

19.  GENERAL PROVISIONS

19.1.  Disclaimer of Rights

No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Affiliate either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or any Affiliate. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to provide Service. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan and Awards.

19.2.  Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board, the Company or its Affiliates to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board , the Company or its Affiliates in their discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

19.3.  Withholding Taxes

The Company or an Affiliate, as the case may be, shall have the right to deduct or withhold from payments of any kind otherwise due to a Grantee (including by withholding shares of Stock otherwise deliverable under an Award) any Federal, state, or local taxes of any kind required by law to be withheld with

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respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation or make arrangements satisfactory to the Company or the Affiliate for direct payment from the proceeds of a sale of shares of Stock subject to the Award. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 19.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements. The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state or local tax withholding requirements upon the exercise, vesting, lapse of restrictions applicable to such Award or payment of shares pursuant to such Award, as applicable, cannot exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the applicable entity to be withheld and paid to any such federal, state or local taxing authority with respect to which such exercise, vesting, lapse of restrictions or payment of shares. Effective as of August 11, 2009, for purposes of determining taxable income and the amount of the related tax withholding obligation under this Section 19.3, notwithstanding Section 2.16 or this Section 19.3, for any shares of Stock that are sold on the same day that such shares are first legally saleable pursuant to the terms of the applicable Award Agreement, Fair Market Value shall be determined based upon the sale price for such shares so long as the grantee has provided the Company with advance written notice of such sale.

19.4.  Captions

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

19.5.  Other Provisions

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

19.6.  Number And Gender

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

19.7.  Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

19.8.  Governing Law

The validity and construction of this Plan and the instruments evidencing the Award hereunder shall be governed by the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the Award Agreements to the substantive laws of any other jurisdiction.

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19.9.  Code Section 409A

The Board or the Committee, as applicable, intends to comply with Section 409A of the Code, or an exemption to Section 409A, with regard to Awards hereunder that constitute nonqualified deferred compensation within the meaning of Section 409A. To the extent that the Board or the Committee, as applicable, determines that a Grantee would otherwise be subject to the additional 20% tax imposed on certain nonqualified deferred compensation plans pursuant to Section 409A as a result of any provision of any Award granted under this Plan, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The nature of any such amendment shall be determined by the Board or the Committee, as applicable.

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CAPITALSOURCE INC. 4445 WILLARD AVENUE CHEVY CHASE, MD 20815 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote TO VOTE, MARK BLOCKSBELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For To withhold authority to vote for All All All any individual nominee(s), mark The Board of Directors recommends “For All Except” and write the Excep number(s) of the nominee(s) on the line that you vote FOR the following: t 0 0 1. Election of Directors Nominees For Against Abstain 01 Andrew B. Fremder 02 C. William 03 James J. The Board of Directors recommends you vote FOR the following proposal(s): 2 RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED ACCOUNTING FIRM FOR 2010. 3 AMENDMENT OF THE COMPANY’S THIRD AMENDED AND RESTATED EQUITY INCENTIVE PLAN AND TO REAPPROVE MATERIAL TERMS OF PERFORMANCE-BASED COMPENSATION UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986. NOTE: THE PROXIES are authorized to vote in their discretion upon such other business, if any, as may properly come before the meeting. For address change/comments, mark here. (see reverse for 0 instructions) Yes No Please indicate if you plan to attend this meeting 0 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

CAPITALSOURCE INC. THIS PROXY IS SOLICITED ON BEHALF OF HIE BOARD OF DIRECTORS Annual Meeting of Stockholders — April 29, 2010 The undersigned hereby appoints John K. Delaney and Joseph Turitz, or either of them, attorneys and proxies each with power of substitution to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on April 29, 2010 and at any adjournment or adjournments thereof, with all the power that the undersigned would possess if personally present, and to vote all shares of stock that the undersigned may be entitled to vote at said meeting, as designated on the reverse , and in accordance with their best judgment in connection with such other business as may come before the meeting. Please cast your votes on the reverse side as described on the reverse side. The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. To vote in accordance with the Board of Directors’ recommendation just sign the reverse side: no boxes need to be checked Unless marked otherwise this proxy will be Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on 0000051839_2 R2.09.05.010